File No. 2-51301


	SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549


	FORM N-1A


	POST-EFFECTIVE AMENDMENT NO. 49

	to the

	REGISTRATION STATEMENT UNDER

	THE SECURITIES ACT OF 1933

	AND

	THE INVESTMENT COMPANY ACT OF 1940



		SMITH BARNEY MONEY FUNDS, INC.
	(Exact name of Registrant as specified
	in the Articles of Incorporation)

	388 Greenwich Street, New York, New York  10013
	(Address of principal executive offices)

		(212) 816-6474
	(Registrant's telephone number)

	Christina T. Sydor
	Smith Barney Money Funds, Inc.
	388 Greenwich Street, New York, New York 10013 (22nd Floor) (Name and address of agent for service)


	To amend Parts, A, B and C


	Rule 24f-2(a)(1) Declaration:


The common stock of Smith Barney Money Funds, Inc. registered hereunder is an indefinite number of shares of common stock classified as Cash Portfolio Shares, Government Portfolio Shares and Retirement Portfolio Shares.

Registrant filed its Rule 24f-2 Notice on February 18, 1997 for its most recent fiscal year ended December 31, 1996.

It is proposed that this Post-Effective Amendment will become effective April 30, 1997 pursuant to paragraph (b) of Rule 485.





	CROSS REFERENCE SHEET
	(as required by Rule 495(a)



Part A of Form N-1A	Prospectus Caption

	1.	Cover Page		cover page

	2.	Synopsis		"Fee Table"

	3.	Condensed Financial Information		"Financial
							Highlights"

	4.	General Description of Registrant		"Shares of the Fund"
							cover page
						"Investment Objectives and
						Policies"

	5.	Management of the Fund		"Management of the Fund"
						"Purchase of Shares"

	6.	Capital Stock and Other Securities		"Shares of the Fund"
						"	Redemption of Shares"
							Cover Page
							"Dividends, Automatic
							Reinvestment and Taxes"

	7.	Purchase of Securities Being Offered	"Purchase of Shares"
							"Exchange Privilege"
							"Management of The Fund"
							"Determination of Net Asset
							Value"

	8.	Redemption or Repurchase		"Redemption of Shares"
							"Minimum Account Size"

	9.	Legal Proceedings		not applicable


	Statement of Additional
Part B of Form N-1A			Information Caption

10.	Cover Page			cover page

11.	Table of Contents		"Table of Contents"

12.	General Information and History		not applicable

13.	Investment Objectives and Policies		"Investment Restrictions and
						Fundamental Policies"

14.	Management of the Registrant		"Directors and
						Officers"

15.	Control Persons and Principal Holders of Securities		"Voting
								Rights"
							"Directors and
							Officers"



16.	Investment Advisory and Other Services	See Prospectus - "Management
						of The Fund"
						"Directors and
						Officers"
						"The Management Agreement,
						Plan of Distribution and
						Other Services"
						"Custodian, Transfer and
						Dividend Disbursing Agent"
						"Independent Auditors"

17.	Brokerage Allocation		See Prospectus - "Management
							of The Fund"

18.	Capital Stock and Other Securities		See Prospectus -
					"Shares of the Fund"
					"Voting Rights"
					"Investment Restrictions and
					Fundamental Policies"

19.	Purchase, Redemptions and Pricing of Securities
		Being Offered		See Prospectus - "Management
					of The Fund"
				"IRA and Other Prototype
				Retirement Plans"
				"Valuation of Shares and
				Amortized Cost Valuation"
				See Prospectus - "Valuation
				of Shares"
				See Prospectus -
				"Purchase of Shares"
				"Financial
				Statements"

20.	Tax Status		See Prospectus - "Dividends,
				Automatic Reinvestment and
				Taxes"

21.	Underwriters		See Prospectus - "Management
of The Fund"

22.	Calculation of Performance Data		"Computation of
						Yield"
						See Prospectus -
						"Yield Information"

23.	Financial Statements		"Financial
					Statements"




Part C of Form N-1A

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Post-Effective Amendment to the Registration Statement.


P R O S P E C T U S

                                                                    Smith Barney
                                                                    Money Funds,
                                                                            Inc.

                                                             APRIL 30, 1997

                                                   PROSPECTUS BEGINS ON PAGE ONE

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Everyday.

PROSPECTUS
                                                            April 30, 1997

Smith Barney Money Funds, Inc.
388 Greenwich Street
New York, New York 10013

(800) 451-2010

  Smith Barney Money Funds, Inc. (the "Fund") is a money market fund that invests in high quality money market instruments.

  The Fund seeks to provide:

  . Daily Income
  . Convenience
  . Daily Liquidity
  . Stability of Net Asset Value

  Shares of the Fund are offered in three Portfolios:

  . Cash Portfolio
  . Government Portfolio
  . Retirement Portfolio

  SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolios, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated April 30, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writ-ing the Fund at the telephone number or address set forth above or by contact-ing a Smith Barney Financial Consultant. The Statement of Additional Informa-tion has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                      3
------------------------------------------------
FINANCIAL HIGHLIGHTS                           5
------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES             7
------------------------------------------------
VALUATION OF SHARES                           10
------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES   10
------------------------------------------------
PURCHASE OF SHARES                            11
------------------------------------------------
REDEMPTION OF SHARES                          15
------------------------------------------------
EXCHANGE PRIVILEGE                            19
------------------------------------------------
MINIMUM ACCOUNT SIZE                          21
------------------------------------------------
YIELD INFORMATION                             22
------------------------------------------------
MANAGEMENT OF THE FUND                        22
------------------------------------------------
DISTRIBUTOR                                   23
------------------------------------------------
ADDITIONAL INFORMATION                        24
------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE

  The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of each Portfolio based on its operating expenses for its most recent fiscal year:

                                                  CASH PORTFOLIO AND
                             ALL PORTFOLIOS   GOVERNMENT PORTFOLIO ONLY
                             CLASS A SHARES CLASS C SHARES* CLASS Y SHARES
--------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION
    EXPENSES
    Sales Charge Imposed on
      Purchases                   None           None            None
    Sales Charge Imposed on
      Reinvested Dividends        None           None            None
    Deferred Sales Charge         None**         None**          None
    Redemption Fee                None           None            None
    Exchange Fee                  None           None            None
--------------------------------------------------------------------------

                                                                          RETIREMENT
                              CASH PORTFOLIO       GOVERNMENT PORTFOLIO   PORTFOLIO
                          CLASS A CLASS C CLASS Y CLASS A CLASS C CLASS Y  CLASS A
------------------------------------------------------------------------------------
  ANNUAL PORTFOLIO
      OPERATING EXPENSES
      (AS A PERCENTAGE
      OF AVERAGE
      NET ASSETS)
    Management Fees        0.40%   0.40%   0.40%   0.43%   0.43%   0.43%     0.44%
    12b-1 Fees             0.10    0.10     --     0.10    0.10     --       0.10
    Other Expenses         0.12    0.12    0.12    0.08    0.08    0.08      0.17
------------------------------------------------------------------------------------
  TOTAL PORTFOLIO
    OPERATING EXPENSES     0.62%   0.62%   0.52%   0.61%   0.61%   0.51%     0.71%
------------------------------------------------------------------------------------

  * Class C shares are available for purchase only by Participating Plans (as defined under "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs") opened prior to June 21, 1996, either directly or as part of an exchange privilege transaction with certain other funds of the Smith Barney Mutual Funds. Class C shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the Fund. See "Purchase of Shares" and "Exchange Privilege."

 ** Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Fund. Class C shares that represent previously issued "Class B" shares of the Government Portfolio may be subject to a CDSC of 1.00% of redemption proceeds. See "Purchase of Shares" and "Redemption of Shares--Contingent Deferred Sales Charge."

  Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Finan-cial Consultant.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distributor."

  SMITH BARNEY MONEY FUNDS, INC.                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
   Cash Portfolio
    Class A                                      $ 6     $20     $35     $77
    Class C                                        6      20      35      77
    Class Y                                        5      17      29      65
   Government Portfolio
    Class A                                        6      20      34      76
    Class C                                        6      20      34      76
    Class Y                                        5      16      29      64
   Retirement Portfolio
    Class A                                        7      23      40      88
-------------------------------------------------------------------------------

  The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1996. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                       NET ASSET            DIVIDENDS  NET ASSET                      RATIOS TO AVERAGE NET
                        VALUE,      NET      FROM NET    VALUE           NET ASSETS          ASSETS
YEAR ENDED             BEGINNING INVESTMENT INVESTMENT  END OF   TOTAL   END OF YEAR  ---------------------
DECEMBER 31,            OF YEAR    INCOME     INCOME     YEAR    RETURN (IN MILLIONS) NET INCOME     EXPENSES
------------------------------------------------------------------------------------------------------------------
SMITH BARNEY MONEY FUNDS, INC.
CLASS A
CASH PORTFOLIO:
1996                     $1.00     $0.050    $(0.050)    $1.00    4.98%    $27,434             4.87%         0.62%
1995                      1.00      0.054     (0.054)     1.00    5.53      22,969             5.39          0.62
1994                      1.00      0.037     (0.037)     1.00    3.73      17,590             4.10          0.64
1993                      1.00      0.026     (0.026)     1.00    2.63       2,953             2.60          0.64
1992                      1.00      0.033     (0.033)     1.00    3.31       2,841             3.17          0.60
1991                      1.00      0.055     (0.055)     1.00    5.66       1,784             5.55          0.52
1990                      1.00      0.076     (0.076)     1.00    7.92       1,998             7.60          0.52
1989                      1.00      0.086     (0.086)     1.00    8.97       2,088             8.60          0.54
1988                      1.00      0.069     (0.069)     1.00    7.15       1,379             6.93          0.58
1987                      1.00      0.061     (0.061)     1.00    6.29       1,327             6.11          0.56
GOVERNMENT PORTFOLIO:
1996                      1.00      0.048     (0.048)     1.00    4.89       4,353             4.78          0.61
1995                      1.00      0.053     (0.053)     1.00    5.45       4,038             5.31          0.60
1994                      1.00      0.036     (0.036)     1.00    3.63       3,695             4.03          0.61
1993                      1.00      0.025     (0.025)     1.00    2.55         636             2.53          0.61
1992                      1.00      0.032     (0.032)     1.00    3.32         675             3.15          0.55
1991                      1.00      0.054     (0.054)     1.00    5.57         394             5.43          0.49
1990                      1.00      0.074     (0.074)     1.00    7.76         363             7.39          0.49
1989                      1.00      0.082     (0.082)     1.00    8.53         150             8.21          0.51
1988                      1.00      0.066     (0.066)     1.00    6.77         105             6.55          0.54
1987                      1.00      0.058     (0.058)     1.00    5.92         124             5.76          0.50
RETIREMENT PORTFOLIO
1996                      1.00      0.048     (0.048)     1.00    4.86       1,355             4.75          0.71
1995                      1.00      0.053     (0.053)     1.00    5.42       1,280             5.28          0.72
1994                      1.00      0.036     (0.036)     1.00    3.67       1,061             3.57          0.70
1993                      1.00      0.026     (0.026)     1.00    2.58       1,184             2.55          0.70
1992                      1.00      0.032     (0.032)     1.00    3.26       1,030             3.21          0.64
1991                      1.00      0.054     (0.054)     1.00    5.58         972             5.44          0.57
1990                      1.00      0.075     (0.075)     1.00    7.83         923             7.51          0.59
1989                      1.00      0.085     (0.085)     1.00    8.86         810             8.48          0.63
1988                      1.00      0.068     (0.068)     1.00    7.03         463             6.84          0.69
1987                      1.00      0.060     (0.060)     1.00    6.13         403             5.97          0.69
------------------------------------------------------------------------------------------------------------------

                       NET ASSET            DIVIDENDS  NET ASSET                       RATIOS TO AVERAGE NET
                        VALUE,      NET      FROM NET    VALUE             NET ASSETS         ASSETS
YEAR ENDED             BEGINNING INVESTMENT INVESTMENT  END OF   TOTAL    END OF YEAR  ---------------------
DECEMBER 31,            OF YEAR    INCOME     INCOME     YEAR    RETURN   (IN MILIONS) NET INCOME     EXPENSES
-------------------------------------------------------------------------------------------------------------------
SMITH BARNEY MONEY FUNDS, INC.
CLASS C
CASH PORTFOLIO:
1996                     $1.00     $0.050    $(0.050)    $1.00     4.98%       $2               4.87%         0.62%
1995                      1.00      0.054     (0.054)     1.00     5.53         2               5.39          0.62
1994 (a)                  1.00      0.007     (0.007)     1.00    0.007++       1               4.77+         0.62+
GOVERNMENT PORTFOLIO:
1996                      1.00      0.048     (0.048)     1.00     4.89         1               4.78          0.61
1995                      1.00      0.053     (0.053)     1.00     5.46         2               5.36          0.60
1994 (b)                  1.00      0.036     (0.036)     1.00     3.63         4               3.78          0.61
1993 (c)                  1.00      0.025     (0.025)     1.00     2.55++      .2               2.52+         0.62+
-------------------------------------------------------------------------------------------------------------------
CLASS Y
CASH PORTFOLIO:
1996                      1.00      0.051     (0.051)     1.00     5.09        52               4.97          0.52
1995                      1.00      0.054     (0.054)     1.00     5.50        30               5.29          0.51
1994 (d)                  1.00     0.0004    (0.0004)     1.00   0.0004++      .5               5.23+         0.53+
GOVERNMENT PORTFOLIO:
1996                      1.00      0.049     (0.049)     1.00     4.99        52               4.88          0.51
1995                      1.00      0.054     (0.054)     1.00     5.55         5               5.51          0.50
1994 (e)                  1.00      0.036     (0.036)     1.00     3.65         1               3.58          0.60
1993 (f)                  1.00      0.025     (0.025)     1.00     2.55++       2               2.52+         0.62+
-------------------------------------------------------------------------------------------------------------------

(a) Inception date November 10, 1994.
(b) Represents previously issued "Class B" shares, which were renamed "Class C" shares on November 7, 1994.
(c) Inception date March 5, 1993.
(d) Inception date December 29, 1994.
(e) Represents previously issued "Class C" shares, which were renamed "Class Y" shares on November 7, 1994.
(f) Inception date October 28, 1993.


 + Annualized.
 ++Total return is not annualized, as it may not be representative of the total return for that period.

INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objectives are maximum current income and preservation of capital. The Fund seeks to achieve its objectives with three separate money market portfolios -- the Government Portfolio, which invests exclusively in U.S. Government Obligations and related repurchase agreements, the Cash Portfo-lio and the Retirement Portfolio, each of which may invest in Bank Obligations and high quality Commercial Paper, Corporate Obligations and Municipal Obliga-tions, in addition to U.S. Government Obligations and related repurchase agree-ments. The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, each Portfolio's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price a Portfolio will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

  The Fund's investments will be limited to United States dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organiza-tions ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

  The following is a description of the types of money market instruments in which the Fund may invest:

  U.S. Government Obligations -- Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Govern-ment National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Admin-istration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Interme-diate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mort-gage Association). Some of these securities (such as Treasury bills) are sup-ported by the full faith and credit of the U.S. Treasury; others (such as obli-gations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

  Repurchase Agreements -- The Fund may enter into repurchase agreement trans-actions with any broker/dealer or other financial institution, including the Fund's custodian, that is deemed creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement arises when the Fund acquires a security for a Portfolio and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash at no market risk. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Fund may be delayed or limited, or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liqui-dating the collateral. The Fund as a matter of fundamental policy will not enter into a repurchase agreement on behalf of a Portfolio if, as a result thereof, more than 10% of that Portfolio's total assets (taken at current val-ue) at that time would be subject to repurchase agreements maturing in more than seven days.

  The following are permitted investments for the Cash and Retirement Portfo-lios; the Government Portfolio will invest only in U.S. Government Obligations and repurchase agreements secured by such obligations.

  High Quality Commercial Paper -- Promissory notes that have received the highest rating from the Requisite NRSRO for short-term debt securities or com-parable unrated securities. The Cash Portfolio and the Retirement Portfolio may invest without limit in the commercial paper of foreign issuers.

  High Quality Corporate Obligations -- Obligations of corporations that are:
(1) rated AA or better by the Requisite NRSRO or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two high-est rating categories for short-term debt obligations. A Portfolio will invest only in corporate obligations with remaining maturities of 13 months or less.

  Bank Obligations -- Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. Banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certifi-cates of deposit in denominations greater than $100,000, that are purchased by the Fund, will not be fully insured. The Cash Portfolio and the Retirement Portfolio each will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days to 10% of its total assets.

  The Cash Portfolio and the Retirement Portfolio each intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. Each such Portfolio may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Cash and Retirement Portfolios may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toron-to.

  High Quality Municipal Obligations -- Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equiva-lent credit quality and maturity length. The purchase of these securities could enhance each Portfolio's yield. Each Portfolio will not invest more than 10% of its total assets in municipal obligations.

  Each Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advis-able or it needs to generate cash to satisfy redemptions. In such cases, the respective Portfolio may realize a gain or loss.

  Though it has never done so, as a matter of fundamental policy, each Portfo-lio may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.

  Each Portfolio's investments will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obliga-tions held by the Portfolio. The market value of the obligations held by each Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each Portfolio's yield will tend to be some-what lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which each Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

  Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public informa-tion. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and require-ments applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

  None of the Fund's Portfolios can change its investment objectives without the "vote of a majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "Act"). (See "Voting Rights" in the Statement of Additional Information).

VALUATION OF SHARES


  The net asset value per share of each Portfolio is determined as of 12 noon New York City time on each day that the New York Stock Exchange ("NYSE") is open by dividing the Portfolio's net assets attributable to each Class (i.e., the value of its assets less liabilities) by the total number of shares of the Class outstanding. Each Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Fund employs the amortized cost method of valuing portfo-lio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


  Each Portfolio declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. Income divi-dends are paid monthly and will automatically be reinvested in shares of the same Class of the respective Portfolio unless a shareholder has elected to receive distributions in cash. If a shareholder redeems in full an account between payment dates, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class A and Class C shares of the Cash Portfolio and the Government Portfolio may be less than the per share dividends of Class Y shares of each such Portfolio principally as a result of the service fee applicable to Class A and Class C shares. Long-term capital gains, if any, will be in the same per share amount for each Class and will be distributed annually.

  The Fund has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regu-lated investment company the Fund will not be subject to Federal income taxes to the extent that it distributes its taxable net income. For Federal income tax purposes, dividends (other than dividends derived from income on tax-exempt municipal obligations, if any) and capital gains distributions, if any, whether in shares or cash, are taxable to shareholders of each Portfolio. Under the Internal Revenue Code no portion of the Fund distributions will be eligible for the dividends received deduction for corporations.

PURCHASE OF SHARES

  Shares may be purchased through a brokerage account maintained with Smith Barney Inc. ("Smith Barney"). Shares may also be purchased through a bro-ker that clears securities transactions through Smith Barney on a fully dis-closed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Share certifi-cates are issued only upon a shareholder's written request to First Data.

  For shares purchased through a brokerage account maintained withSmith Barney, Smith Barney has advised the Fund that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) will be invested automatically in full shares of the designated Portfolio either on a daily or weekly basis. In addition to this "sweep" service, share-holders who open a Smith Barney FMA PLUSSM account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account ("IRA"), free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year, gain/loss analysis and online computer access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of Fund dividends, purchases and redemptions will be included on such shareholders' regular Smith Barney statements.

  A. CASH PORTFOLIO AND GOVERNMENT PORTFOLIO

  The minimum initial investment for Class A is $1,000 for each Cash Portfolio and Government Portfolio account and the minimum subsequent investment is $50, except for purchases through (a) IRAs and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respec-tively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. There are no minimum investment requirements in Class A shares for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The minimum initial investment for Class Y is $5,000,000 for each Cash Portfolio and Government Portfolio account (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount) and the minimum subsequent investment is $50. For shareholders purchasing shares of each Portfolio through the System-atic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A shares and the subsequent investment requirement for all Classes is $50. In addition, Class Z shares, which are offered pursuant to a separate prospectus, are offered exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affili-ates.

  Class A and Class Y shares of the Cash Portfolio and Government Portfolio are available for purchase directly by investors. Class C shares of the Cash Portfolio and Government Portfolio are available for purchase only by Partici-pating Plans (as defined under "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs") opened prior to June 21, 1996, either directly or as part of an exchange privilege transaction with certain other funds sponsored by Smith Barney. Class C shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the Fund.

  B. RETIREMENT PORTFOLIO

  Shares of the Retirement Portfolio are offered exclusively to retirement plans under Sections 401 and 408 of the Internal Revenue Code. To purchase these shares, a brokerage account for your retirement plan must be established with Smith Barney upon completion of an account application available from your Financial Consultant. Smith Barney has advised the Fund that the minimum ini-tial purchase is $200 for each Retirement Portfolio account, and subsequent investments may be $1.00 or more. Smith Barney also has advised the Fund that on each business day it will automatically invest all good funds of $1.00 or more in the brokerage account in full shares of the Retirement Portfolio, and there is no charge for this service.

  The Fund's shares are sold continuously at their net asset value next deter-mined after a purchase order is received and becomes effective. A purchase order becomes effective when the Fund, Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Fund shares are paid for in Fed-eral funds, or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introduc-ing Broker, the order becomes effective on the day of receipt if received prior to 12 noon, New York time, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any busi-ness day are effective as of the time the net asset value is next determined. When orders for the purchase of Fund shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the invest-or, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares purchased begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder, to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  The Cash Portfolio and Government Portfolio each offers to Participating Plans Class A shares as an investment choice under the Smith Barney 401(k) and ExecChoice(TM) Programs, provided the Participating Plan makes an initial investment of $1,000,000 or more in Class A shares of one or more funds of the Smith Barney Mutual Funds. Class A shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A shares acquired by other investors; however, they are not subject to any ini-tial sales charge or contingent deferred sales charge ("CDSC").

  Class C shares of the Cash Portfolio and Government Portfolio are not avail-able for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan opened prior to such date and originally investing in such Class. Class C shares acquired are not subject to any sales charge or CDSC.

  In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money marketSmith Bar-ney Mutual Funds equal at least $500,000 as of the calendar year-end, the Par-ticipating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Portfolio, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Participating Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anni-versary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio but instead may acquire Class A shares of the Portfolio.

  Participating Plans wishing to acquire shares of the Cash Portfolio and Gov-ernment Portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should con-tact a Smith Barney Financial Consultant.

REDEMPTION OF SHARES

  Shareholders may redeem their shares without charge on any day the Fund cal-culates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before 12 noon, New York time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 noon, New York time, are priced at the net asset value as next determined. Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through whom the shares were purchased, except that shareholders who purchased shares of the Fund from First Data may also redeem shares directly through First Data. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Bar-ney, the Introducing Broker or First Data endorsed for transfer (or accompa-nied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.

  The Fund normally transmits redemption proceeds on the business day follow-ing receipt of a redemption request but, in any event, payment will be made within three days thereafter, except on days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A share-holder who pays for Fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cash-ier's check.

  Fund shareholders who purchase securities through Smith Barney or an Intro-ducing Broker may take advantage of special redemption procedures under which Class A shares of the Fund will be redeemed automatically to the extent neces-sary to satisfy debit balances arising in the shareholder's account with Smith Barney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by settlement date, the number of Fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares-- Contingent Deferred Sales Charge") are not eligible for such automatic redemp-tion and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if sufficient Fund shares that are not subject to any applicable

CDSC are unavailable. No fee is currently charged with respect to these auto-matic transactions. Shareholders not wishing to participate in these arrange-ments should notify their Smith Barney Financial Consultant or the Introducing Broker.

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a written redemption request in excess of $2,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is con-firmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares, may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE -- CASH PORTFOLIO AND GOVERNMENT PORTFOLIO

  Class A shares of the Cash Portfolio and Government Portfolio and Class C shares of the Government Portfolio that represent previously issued "Class B" shares acquired as part of an exchange privilege transaction, which were orig-inally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A and Class C shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original Fund. In addition, no charge will be assessed on shares derived from reinvest-ment of dividends or capital gains distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A and Class C shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual

Funds, and such shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A and Class C shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemp-tion of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

  For information concerning the CDSC applicable to Class A and Class C shares acquired through the Smith Barney 401(k) or ExecChoice(TM) Program, see "Pur-chase of Shares."

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class C shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made and a sales charge may apply.

 FUND NAME

  Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Fundamental Value Fund, Inc.
    Smith Barney Growth Opportunity Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

  Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc. -- Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

  Taxable Fixed-Income Funds

    *Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    **Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Port-folio
    Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    Smith Barney Intermediate Maturity California Municipals Fund

    Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
    Smith Barney Muni Funds -- Limited Term Portfolio

    Smith Barney Muni Funds -- National Portfolio

    Smith Barney Muni Funds -- New York Portfolio

    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Tax-Exempt Income Fund

  International Funds
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio

    Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio

    Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio

    Smith Barney Concert Allocation Series Inc. -- Income Portfolio

  Money Market Funds

    Smith Barney Municipal Money Market Fund, Inc.

   **Smith Barney Muni Funds -- California Money Market Portfolio

   **Smith Barney Muni Funds -- New York Money Market Portfolio
--------------------------------------------------------------------------------

 * Available for exchange with Class A and Class C shares of the Fund.

** Available for exchange with Class A and Class Y shares of the Fund.

  Class A Exchanges. Class A shares of each Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.


  Class Y Exchanges. Class Y shareholders of a Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to each Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of each Portfolio's other share-holders. In this event the Fund may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion the Fund will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined, plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. These exchange privi-leges are available to shareholders resident in any state in which the fund shares being acquired may legally be sold. The Fund reserves the right to mod-ify or discontinue exchange privileges upon 60 days' prior notice to share-holders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to redeem involuntarily any shareholder's account in the Cash Portfolio or the Government Portfolio if the aggregate net asset value of the shares held in the account in either Portfolio is less than $500, and to redeem involuntarily any shareholder's account in the Retirement Portfolio if the aggregate net asset value of the shares held in the account is less than $100. With respect to the Cash Portfolio and Government Portfo-lio, any applicable CDSC will be deducted from the proceeds of this redemp-tion. (If a shareholder has more than one account in these Portfolios, each account must satisfy the minimum account size.) Before the Board of Directors of the Fund elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the mini-mum to avoid involuntary redemption.

YIELD INFORMATION


  From time to time the Fund may advertise the yield and effective yield of its Portfolios. For the Cash Portfolio and Government Portfolio, the Fund may advertise the yield and effective yield of their Class A, Class C and Class Y shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio or a Class refers to the net investment income generated by an investment in the Portfolio or the Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of the assumed reinvestment.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund and each Portfolio, including agreements with the Fund's distributor, investment manag-er, custodian and transfer agent. The day-to-day operations of each Portfolio are delegated to the Portfolio's investment manager. The Statement of Addi-tional Information contains background information regarding each Director and executive officer of the Fund.

 MANAGER

  Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") was incorporated in 1968 under the laws of Delaware. It is a wholly-owned subsidi-ary of Smith Barney Holdings Inc., the parent company of Smith Barney. Smith Barney Holdings Inc. is a wholly-owned subsidiary of Travelers Group Inc., which is a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

  SBMFM, Smith Barney and Smith Barney Holdings Inc. are each located at 388 Greenwich Street, New York, New York 10013. SBMFM is also the investment man-ager for numerous other investment companies having aggregate assets as of March 31, 1997 of approximately $83 billion. For the Fund's last fiscal year the management fee was 0.40% of the Cash Portfolio's average daily net assets, 0.43% of the Government Portfolio's average daily net assets and 0.44% of the Retirement Portfolio's average daily net assets. Total expenses for the Cash Portfolio were 0.62% of the average daily net assets for each of the Class A and Class C shares and 0.52% of the average daily net assets for Class Y shares. Total expenses for the

Government Portfolio were 0.61% of the average daily net assets for each of the Class A and Class C shares and 0.51% of the average daily net assets for Class Y shares. Total expenses for the Retirement Portfolio were 0.71% of the average daily net assets. Each Portfolio's management agreement provides for daily com-pensation of the Manager at the following annual rates: Cash Portfolio--0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion; Government Portfolio--0.45% on the first $2.5 billion of the Portfo-lio's net assets, 0.40% on the next $2.5 billion and 0.35% on net assets in excess of $5 billion; and Retirement Portfolio--0.45% on the first $1 billion of the Portfolio's net assets, 0.40% on the next $1 billion and 0.35% on net assets in excess of $2 billion.

  Under each management agreement SBMFM is responsible for furnishing or caus-ing to be furnished to each Portfolio advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of each Portfolio, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund.

  The term "Smith Barney" in the title of the Fund has been adopted by permis-sion of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

DISTRIBUTOR

  Smith Barney serves as Principal Underwriter of shares of the Fund. The Fund has adopted for each Portfolio a plan of distribution pursuant to Rule 12b-1 under the Act (the "Plan") under which a service fee is paid by Class A and Class C shares to Smith Barney at an annual rate of 0.10% of the Class' average daily net assets. The fee is used by Smith Barney to pay its Financial Consul-tants for servicing shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by Smith Barney on the fol-lowing types of expenses: (1) the pro rata share of other employment costs of such Financial Consultants (e.g., FICA, employee benefits, etc.); (2) employ-ment expenses of home office personnel primarily responsible for providing service to a Portfolio's shareholders and (3) the pro rata share of branch office fixed expenses (including branch overhead allocations).

  Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

ADDITIONAL INFORMATION


  The Fund, an open-end, diversified investment company, was incorporated under Maryland law on May 28, 1974. The Board of Directors has authorized the issuance of four series of shares, each representing shares in one of four separate Portfolios -- the Cash Portfolio, the Government Portfolio, the Retirement Portfolio and the U.S. Treasury Portfolio -- and may also authorize the creation of additional series of shares. Each share of a Portfolio or Class represents an equal proportionate interest in the net assets of that Portfolio or Class with each other share of the same Portfolio or Class and is entitled to such dividends and distributions out of the net income of that Portfolio or Class as are declared in the discretion of the Board. Sharehold-ers are entitled to one vote for each share held and will vote in the aggre-gate and not by Portfolio or Class except as otherwise required by the Act or Maryland law. As described under "Voting Rights" in the Statement of Addi-tional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and the Fund will assist shareholders in calling such a meeting as required by the Act.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of each Portfolio's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this con-solidation to apply to their account should contact their Smith Barney Finan-cial Consultant or the Fund's transfer agent.

                                                      SMITH BARNEY
                                                      ------------
                                                      A Member of TravelersGroup









                                                                    SMITH BARNEY
                                                               MONEY FUNDS, INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                               FD 2322 4/97



P R O S P E C T U S


                                                                    Smith Barney
                                                                    Money Funds,
                                                                            Inc.
                                                             Class Z Shares Only

                                                             APRIL 30, 1997
                                                   PROSPECTUS BEGINS ON PAGE ONE


LOGO  Smith Barney Mutual Funds
      Investing for your future.
      Every day.

PROSPECTUS
                                                            April 30, 1997

Smith Barney Money Funds, Inc.
388 Greenwich Street
New York, New York 10013

(800) 451-2010

  Smith Barney Money Funds, Inc. (the "Fund") is a money market fund that invests in high quality money market instruments.

  The Fund seeks to provide: daily income, convenience, daily liquidity and stability of net asset value.

  Class Z Shares of the Fund are offered in two Portfolios: Cash Portfolio and Government Portfolio.

  SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolios, including management fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future refer-ence.

  The Class Z shares described in this Prospectus are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") or any of its affiliates ("Qualified Plans").

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated April 30, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writ-ing the Fund at the telephone number or address set forth above or by contact-ing a Smith Barney Financial Consultant. The Statement of Additional Informa-tion has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                      3
------------------------------------------------
FINANCIAL HIGHLIGHTS                           4
------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES             5
------------------------------------------------
VALUATION OF SHARES                            8
------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    9
------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES    9
------------------------------------------------
YIELD INFORMATION                             10
------------------------------------------------
MANAGEMENT OF THE FUND                        10
------------------------------------------------
DISTRIBUTOR                                   11
------------------------------------------------
ADDITIONAL INFORMATION                        11
------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE

  The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Fund, based on its operating expenses for its most recent fiscal year:

                                               CASH    GOVERNMENT
                                             PORTFOLIO PORTFOLIO
-----------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees                            0.40%      0.43%
    Other Expenses                             0.13       0.08
-----------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                0.53%      0.51%
-----------------------------------------------------------------

  The nature of the services for which the Fund pays management fees is described under "Management of the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase and Redemption of Shares" and "Manage-ment of the Fund."

  SMITH BARNEY MONEY FUNDS, INC.                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Cash Portfolio                               $ 5     $17     $30     $66
    Government Portfolio                           5      16      29      64

  The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1996. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR EACH SHARE OF CLASS Z CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                       NET ASSET            DIVIDENDS  NET ASSET                        RATIOS TO AVERAGE NET
                        VALUE,      NET      FROM NET    VALUE             NET ASSETS          ASSETS
YEAR ENDED             BEGINNING INVESTMENT INVESTMENT  END OF   TOTAL     END OF YEAR  ---------------------
DECEMBER 31,            OF YEAR    INCOME     INCOME     YEAR    RETURN   (IN MILLIONS) NET INCOME     EXPENSES
--------------------------------------------------------------------------------------------------------------------
CASH PORTFOLIO:
1996                     $1.00     $0.051    $(0.051)    $1.00    5.06%         $6               0.53%         4.96%
1995                      1.00      0.055     (0.055)     1.00    5.63           5               0.52          5.49
1994(a)                   1.00      0.006     (0.006)     1.00   0.006++         5               0.47+         5.12+
GOVERNMENT PORTFOLIO:
1996                      1.00      0.049     (0.049)     1.00    4.99        36.8               0.51          4.88
1995                      1.00      0.054     (0.054)     1.00    5.56        31.1               0.50          5.42
1994(b)                   1.00      0.007     (0.007)     1.00   0.007++      30.0               0.51+         4.93+

--------------------------------------------------------------------------------
(a)For the period from November 15, 1994 (inception date) to December 31, 1994.
(b)For the period from November 9, 1994 (inception date) to December 31, 1994. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+Annualized.

INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objectives are maximum current income and preservation of capital. The Fund seeks to achieve its objectives with three separate money market portfolios, two of which are available for purchasers of Class Z shares -- the Government Portfolio, which invests exclusively in U.S. Govern-ment Obligations and related repurchase agreements, and the Cash Portfolio, which may invest in Bank Obligations and high quality Commercial Paper, Corpo-rate Obligations and Municipal Obligations, in addition to U.S. Government Obligations and related repurchase agreements. The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, each Portfolio's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price a Portfolio will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

  The Fund's investments will be limited to United States dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organiza-tions ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

  The following is a description of the types of money market instruments in which the Fund may invest:

  U.S. Government Obligations -- Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Govern-ment National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Admin-istration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Interme-diate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mort-gage Association). Some of these securities (such as Treasury bills) are sup-ported by the full faith and credit of the U.S. Treasury; others (such as obli-gations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the

Treasury; while still others (such as obligations of the Student Loan Market-ing Association) are supported only by the credit of the instrumentality.

  Repurchase Agreements -- The Fund may enter into repurchase agreement trans-actions with any broker/dealer or other financial institution, including the Fund's custodian, that is deemed creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement arises when the Fund acquires a security for a Portfolio and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash at no market risk. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Fund may be delayed or limited, or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liqui-dating the collateral. The Fund as a matter of fundamental policy will not enter into a repurchase agreement on behalf of a Portfolio if, as a result thereof, more than 10% of that Portfolio's total assets (taken at current val-ue) at that time would be subject to repurchase agreements maturing in more than seven days.

  The following are permitted investments for the Cash Portfolio; the Govern-ment Portfolio will invest only in U.S. Government Obligations and repurchase agreements secured by such obligations.

  High Quality Commercial Paper -- Promissory notes that have received the highest rating from the Requisite NRSROs for short-term debt securities or comparable unrated securities. The Cash Portfolio may invest without limit in the commercial paper of foreign issuers.

  High Quality Corporate Obligations -- Obligations of corporations that are:
(1) rated AA or better by the Requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two high-est rating categories for short-term debt obligations. The Cash Portfolio will invest only in corporate obligations with remaining maturities of 13 months or less.

  Bank Obligations -- Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. Banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 mil-lion or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC reg-ulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000, that are purchased by the Fund, will not be fully insured. The Cash Portfolio will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days to 10% of its total assets.

  The Cash Portfolio intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The Portfolio may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by for-eign banks through their branches located in London, the United States and the United Kingdom. In addition, the Cash Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cay-man Island, London, Nassau, Tokyo and Toronto.

  High Quality Municipal Obligations -- Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equiva-lent credit quality and maturity length. The purchase of these securities could enhance the Cash Portfolio's yield. The Portfolio will not invest more than 10% of its total assets in municipal obligations.

  Each Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the respective Portfolio may realize a gain or loss.

  Though it has never done so, as a matter of fundamental policy, each Portfo-lio may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio secu-rities or to clear securities transactions and not for leveraging purposes.

  Each Portfolio's investments will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obliga-tions held by the Portfolio. The market value of the obligations held by each Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which each Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

  Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public informa-tion. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and require-ments applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

  None of the Fund's Portfolios can change its investment objectives without the "vote of a majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "Act"). (See "Voting Rights" in the Statement of Additional Information).

VALUATION OF SHARES


  The net asset value per share of each Portfolio's Class Z shares is deter-mined as of 12 noon New York City time on each day that the New York Stock Exchange ("NYSE") is open by dividing the Portfolio's net assets attributable to the Class (i.e., the value of its assets less liabilities) by the total num-ber of shares of the Class outstanding. Each Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settle-ment of securities may otherwise occur. The Fund employs the amortized cost method of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES

  Each Portfolio declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. Income dividends are paid monthly and will automatically be reinvested in additional Class Z shares of the respective Portfolio. If a shareholder redeems in full an account between payment dates, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class Z shares of each Portfolio may be higher than the per share dividends of each Portfolio's other Classes princi-pally as a result of lower fees applicable to Class Z shares. Long-term capital gains, if any, will be in the same per share amount for each Class and will be distributed annually.

  The Fund has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regu-lated investment company the Fund will not be subject to Federal income taxes to the extent that it distributes its taxable net income. For Federal income tax purposes, dividends (other than dividends derived from income on tax-exempt municipal obligations, if any) and capital gains distributions, if any, whether in shares or cash, are taxable to shareholders of each Portfolio. Under the Internal Revenue Code no portion of the Fund distributions will be eligible for the dividends received deduction for corporations.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES


  Purchases of each Portfolio's Class Z shares must be made in accordance with the terms of a Qualified Plan. The Fund reserves the right to reject any order to purchase its shares and to suspend the offering of shares from time to time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

  The Fund's shares are sold continuously at their net asset value next deter-mined after a purchase order is received and becomes effective. A purchase order becomes effective when Smith Barney receives, or converts the purchase amount into, Federal funds (i.e., monies of members banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). The order becomes effective on the day of receipt if received prior to 12 noon, New York time, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the time the net asset value is next determined. Shares purchased begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

  Shareholders may redeem their shares on any day the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before 12 noon, New York time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 noon, New York time, are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Smith Barney Qualified Plan should consult the terms of their respective plans for redemption provisions.

  Holders of Class Z shares should consult their Qualified Plans for informa-tion about available exchange options.

YIELD INFORMATION


  From time to time the Fund may advertise the yield and effective yield of the Portfolios' Class Z shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield refers to the net investment income generated by an investment in the Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

MANAGEMENT OF THE FUND

  Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") manages the day to day operations of each Portfolio pursuant to management agreements entered into by the Fund on behalf of each Portfolio, subject to the direction of the Board of Directors of the Fund. SBMFM is a subsidiary of Smith Barney Holdings Inc., which is a subsidiary of Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Services. SBMFM, Smith Barney and Smith Barney Holdings Inc. are each located at 388 Greenwich Street, New York, New York 10013. SBMFM is also the investment manager for numerous other investment companies having aggregate assets as of March 31, 1997 of approxi-mately $83 billion. For the Fund's last fiscal year the management fee was 0.40% of the Cash Portfolio's average daily net assets and 0.43% of the Gov-ernment Portfolio's average daily net assets and total expenses were 0.52% and 0.50%, respectively. Each Portfolio's management agreement provides for daily compensation of the Manager at the fol-lowing annual rates: Cash Portfolio--0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion; and Government Port-folio--0.45% on the first $2.5 billion of the Portfolio's net assets, 0.40% on the next $2.5 billion and 0.35% on net assets in excess of $5 billion.

DISTRIBUTOR


  Smith Barney serves as Principal Underwriter of shares of the Fund. Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts. The term "Smith Barney" in the title of the Fund has been adopted by permis-sion of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

ADDITIONAL INFORMATION


  The Fund, an open-end, diversified investment company, was incorporated under Maryland law on May 28, 1974. The Board of Directors has authorized the issuance of four series of shares, each representing shares in one of four separate Portfolios -- the Cash Portfolio, the Government Portfolio, the Retirement Portfolio and the U.S. Treasury Portfolio -- and may also authorize the creation of additional series of shares. Each share of a Portfolio or Class represents an equal proportionate interest in the net assets of that Portfolio or Class with each other share of the same Portfolio or Class and is entitled to such dividends and distributions out of the net income of that Portfolio or Class as are declared in the discretion of the Board. Sharehold-ers are entitled to one vote for each share held and will vote in the aggre-gate and not by Portfolio or Class except as otherwise required by the Act or Maryland law. As described under "Voting Rights" in the Statement of Addi-tional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and the Fund will assist shareholders in calling such a meeting as required by the Act.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of each Portfolio's invest-ments.

  First Data Investor Services Group, Inc. ("First Data") (formerly, The Shareholder Services Group Inc.), a subsidiary of First Data Corporation, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]






                                                                    SMITH BARNEY
                                                               MONEY FUNDS, INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                               FD 0669 4/97



CASH PORTFOLIO PROSPECTUS
                                            April 30, 1997

--------------------------------------------------------------------------------
3100 Breckinridge Blvd., Bldg. 200
Duluth, Georgia 30199-0062
(800) 544-5445

  The Cash Portfolio (the "Portfolio") is one of the investment portfolios that currently comprise Smith Barney Money Funds, Inc. The Portfolio is a money mar-ket fund that invests in high quality money market instruments.

  The Portfolio seeks to provide:
  .Daily Income
  .Convenience
  .Daily Liquidity
  .Stability of Net Asset Value

  The Portfolio offers one Class of shares (Class A shares) to investors pur-chasing through Registered Representatives of PFS Investments Inc. ("PFS Investments"). In addition to Class A shares, the Portfolio offers Class C and Class Y shares to investors purchasing through Smith Barney Inc. ("Smith Bar-ney"), a distributor of the Fund. Those shares have different expenses than Class A shares, which may affect performance.

  SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated April 30, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writ-ing the Fund at the telephone number or address set forth above, or by contact-ing a PFS Investments Registered Representative.

  The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

PFS DISTRIBUTORS, INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                      3
------------------------------------------------
FINANCIAL HIGHLIGHTS                           4
------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES             6
------------------------------------------------
VALUATION OF SHARES                            9
------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    9
------------------------------------------------
PURCHASE OF SHARES                            10
------------------------------------------------
REDEMPTION OF SHARES                          11
------------------------------------------------
EXCHANGE PRIVILEGE                            14
------------------------------------------------
MINIMUM ACCOUNT SIZE                          16
------------------------------------------------
YIELD INFORMATION                             16
------------------------------------------------
MANAGEMENT OF THE FUND                        16
------------------------------------------------
DISTRIBUTOR                                   17
------------------------------------------------
ADDITIONAL INFORMATION                        18
------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE                                                                  DATE

  The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Portfolio based on its operating expenses for its most recent fiscal year:

 CASH PORTFOLIO--CLASS A

------------------------
 SHAREHOLDER
 TRANSACTION EXPENSES
 Sales
   Charge
   Imposed
   on
   Purchases   None
 Sales
   Charge
   Imposed
   on
   Reinvested
   Dividends   None
 Deferred
   Sales
   Charge      None*
 Redemption
   Fee         None
 Exchange
   Fee         None
------------------------
 ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (as a
   percentage
   of
   average
   net
   assets)
 Management
   Fees        0.40%
 12b-1 Fees    0.10
 Other
   Expenses    0.12
------------------------
 TOTAL
   PORTFOLIO
   OPERATING
   EXPENSES    0.62%
------------------------

  * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio. See "Redemption of Shares--Contingent Deferred Sales Charge."

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirect-ly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distributor."

  CASH PORTFOLIO--CLASS A                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:                           $ 6     $20     $35     $77

--------------------------------------------------------------------------------

  The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. This assumption is unrelated to the Portfolio's prior performance and is not a projection of future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1996. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF CLASS A STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                         YEAR      YEAR      YEAR
                                        ENDED     ENDED     ENDED
CASH PORTFOLIO                         12/31/96  12/31/95  12/31/94
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $  1.00   $  1.00   $  1.00
-------------------------------------------------------------------
 Net Investment Income                   0.050     0.054     0.037
 Dividends from Net Investment Income   (0.050)   (0.054)   (0.037)
-------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $  1.00   $  1.00   $  1.00
-------------------------------------------------------------------
TOTAL RETURN                              4.98%     5.53%     3.73%
-------------------------------------------------------------------
NET ASSETS, END OF YEAR (IN MILLIONS)  $27,434   $22,969   $17,590
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Net Income                               4.87%     5.39%     4.10%
 Expenses                                 0.62      0.62      0.64
-------------------------------------------------------------------

   YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
  ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
 12/31/93   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87
----------------------------------------------------------------------
 $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------
   0.026      0.033     0.055     0.076     0.086     0.069     0.061
  (0.026)    (0.033)   (0.055)   (0.076)   (0.086)   (0.069)   (0.061)
----------------------------------------------------------------------
 $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------
    2.63%      3.31%     5.66%     7.92%     8.97%     7.15%     6.29%
----------------------------------------------------------------------
 $ 2,953    $ 2,841   $ 1,784   $ 1,998   $ 2,088   $ 1,379   $ 1,327
----------------------------------------------------------------------
    2.60%      3.17%     5.55%     7.60%     8.60%     6.93%     6.11%
    0.64       0.60      0.52      0.52      0.54      0.58      0.56
----------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

  The Portfolio's investment objectives are maximum current income and preser-vation of capital. The Portfolio seeks to achieve its objectives by investing in Bank Obligations and high quality Commercial Paper, Corporate Obligations and Municipal Obligations, in addition to U.S. Government Obligations and related repurchase agreements. The Portfolio has adopted certain investment policies to assure that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price the Portfolio will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average port-folio maturity in excess of 90 days (securities used as collateral for repur-chase agreements are not subject to these restrictions).

  The Portfolio's investments will be limited to United States dollar-denominated instruments that have received the highest rating from the "Requi-site NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Rat-ings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Invest-ors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

  The following is a description of the types of money market instruments in which the Portfolio may invest:

  U.S. Government Obligations--Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Govern-ment National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Cor-poration, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obliga-tions of the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

  Repurchase Agreements--The Portfolio may enter into repurchase agreement transactions with any broker/dealer or other financial institution, including the

Fund's custodian, that is deemed creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement arises when the Portfolio acquires a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transac-tions afford an opportunity for the Portfolio to invest temporarily available cash at no market risk. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited, or the Portfo-lio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liqui-dating the collateral. The Portfolio as a matter of fundamental policy will not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repur-chase agreements maturing in more than seven days.

  The following are permitted investments for the Portfolio:

  High Quality Commercial Paper--Promissory notes that have received the high-est rating from the Requisite NRSRO for short-term debt securities or compara-ble unrated securities. The Portfolio may invest without limit in the commer-cial paper of foreign issuers.

  High Quality Corporate Obligations--Obligations of corporations that are: (1) rated AA or better by the Requisite NRSRO or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and secu-rity with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Portfolio will invest only in corporate obligations with remaining maturities of 13 months or less.

  Bank Obligations--Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. Banks or other U.S. financial institutions that are members of the Fed-eral Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (in-cluding obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000, that are purchased by the Fund, will not be fully insured. The Portfolio will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days to 10% of its total assets.

  The Portfolio intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The Portfolio may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

  High Quality Municipal Obligations--Debt obligations of states, cities, coun-ties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equiva-lent credit quality and maturity length. The purchase of these securities could enhance each Portfolio's yield. The Portfolio will not invest more than 10% of its total assets in municipal obligations.

  The Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advis-able or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

  Though it has never done so, as a matter of fundamental policy, the Portfolio may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Portfolio will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.

  The Portfolio's investments will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obliga-tions held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfo-lio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by invest-ing in securities with less liquidity and safety and longer maturities.

  Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public informa-tion. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and require-ments applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

  The Portfolio cannot change its investment objectives without the "vote of a majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "Act"). (See "Voting Rights" in the State-ment of Additional Information).

VALUATION OF SHARES


  The net asset value per share of the Portfolio is determined as of 12 noon New York City time on each day that the New York Stock Exchange ("NYSE") is open by dividing the Portfolio's net assets ( i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Portfolio employs the amortized cost method of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


  The Portfolio declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. Income dividends are paid monthly and will automatically be reinvested in shares of the Portfolio unless a shareholder has elected to receive distributions in cash. If a shareholder redeems in full an account between payment dates, all dividends declared up to and including the date of liquidation will be paid at the end of the month in which the redemption occurs. Long-term capital gains, if any, will be distributed annually.

  The Portfolio has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regu-lated investment company the Portfolio will not be subject to Federal income taxes to the extent that it distributes its taxable net income. For Federal income tax purposes, dividends (other than dividends derived from income on tax-exempt municipal obligations, if any) and capital gains distributions, if any, whether in shares or cash, are taxable to shareholders of the Portfolio. Under the Internal Revenue Code no portion of the Portfolio distributions will be eligible for the dividends received deduction for corporations.

PURCHASE OF SHARES

  The Portfolio offers one Class of shares to investors purchasing through PFS Investments Registered Representatives. Class A shares are sold to investors without an initial sales charge.

  Initial purchases of Portfolio shares must be made through a PFS Investments Registered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to the PFS Shareholder Services (the Fund's "Sub-Transfer Agent"), 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30199-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.

  The minimum initial investment is $1,000 and the minimum subsequent invest-ment is $50, except for purchases through (a) Individual Retirement Accounts ("IRAs") and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. For the Fund's Systematic Investment Plan, the minimum initial and subsequent requirement is $25. There are no minimum investment requirements for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to pur-chase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase, will be charged a fee by PFS Distributors, Inc. ("PFS"), the Fund's distributor, or the Sub-Transfer Agent of $25 per returned purchase.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A pur-chase order becomes effective when the Sub-Transfer Agent receives, or converts the pur-chase amount into, Federal funds (i.e., monies of member banks within the Fed-eral Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, the order becomes effective on the day of receipt if received prior to 12 noon, New York time, on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, the Sub-Transfer Agent, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Sub-Transfer Agent. All shares purchased begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through pre-authorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly basis to provide systematic additions to the shareholder's Portfolio account. A share-holder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will be charged a fee of $25 by PFS or the Sub-Transfer Agent.

REDEMPTION OF SHARES


  Shareholders may redeem for cash some or all of their shares of the Portfo-lio at any time by sending a written request in proper form directly to the Sub-Transfer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062. If you should have any questions con-cerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445 or Spanish-speaking representatives at (800) 544-7278, or TDD Line for the Hearing Impaired at
(800) 824-1721.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account regis-tration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the sharehold-er(s) has had an address change in the past 45 days, or if the shareholder is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. A shareholder may utilize the Sub-Transfer Agent's FAX to redeem their account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Transfer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio's regular redemption proce-dure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 12:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

  In all cases, the redemption price is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form, by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  After following the above-stated redemption guidelines, a shareholder(s) may elect to have the redemption proceeds wire-transferred directly to the share-holder's bank account of record (defined as a currently established pre-autho-rized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the Portfo- lio. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner(s), a signature guarantee will be required from all shareholder(s). A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholders' bank account by his/her bank within 48 to 72 hours.

 CONTINGENT DEFERRED SALES CHARGE
  Class A shares of the Cash Portfolio, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to PFS. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the origi-nal Fund. In addition, no charge will be assessed on shares derived from rein-vestment of dividends or capital gains distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and such shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A shares, if any, will be waived on (a) exchanges (see "Ex-change Privilege" below); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares--Automatic Cash With-drawal Plan"): (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in con-nection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemp-tion.

  CDSC waivers will be granted subject to confirmation by PFS of the sharehold-er's status or holdings, as the case may be.

 AUTOMATIC CASH WITHDRAWAL PLAN
  The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on the exchanges between funds. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan com-mences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, Class A shares may be exchanged for Class A shares of the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made, including the appropriate sales charge.

 FUND NAME

    Concert Social Awareness Fund
    Smith Barney Appreciation Fund Inc.
    Smith Barney Growth Opportunity Fund

    Smith Barney Concert Allocation Series Inc.
     The Balanced Portfolio
     The Conservative Portfolio
     The Growth Portfolio
     The High Growth Portfolio
     The Income Portfolio
    Smith Barney Investment Grade Bond Fund

  Class A shares of the Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

  Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its share-holders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event the Portfolio may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination by the Portfolio, PFS will provide notice in writing or by tele-phone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Port-folio or exchange into any of the funds of the Smith

Barney Mutual Funds listed under "Exchange Privilege," which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Exchanges will be processed at the net asset value next determined, plus any applicable sales charge. Redemption procedures discussed above are also appli-cable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. These exchange privileges are available to shareholders resident in any state in which the fund shares being acquired may legally be sold. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to share-holders.

 CHECK WRITING PRIVILEGE

  A shareholder holding shares for which certificates have not been issued may appoint the Fund's Sub-Transfer Agent as agent and request, on the application form, special forms of drafts payable through Fidelity National Bank ("Fideli-ty"). The Sub-Transfer Agent issues these drafts on behalf of the Portfolio in books of ten drafts, for which there is a charge by PFS of $7.50 per book. These drafts may be made payable by the shareholder to the order of any person in any amount of $250 or more. When a draft is presented to Fidelity for pay-ment, full and fractional shares required to cover the amount of the draft will be redeemed from the shareholder's account by the Sub-Transfer Agent at the next determined net asset value. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares". Drafts will not be hon-ored for redemption of shares held less than fifteen (15) days, or until the Sub-Transfer Agent is presented with satisfactory evidence that the purchase check has cleared. Any shares for which there are outstanding certificates may not be redeemed by draft. If the amount of the draft is greater than the pro-ceeds of all uncertificated shares held in the shareholder's account, the draft will be returned and the shareholder may be subject to additional charges imposed by banks. A shareholder may not liquidate the entire account by means of a draft. The check writing privilege may be terminated or suspended at any time by PFS or Fidelity. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on the checks. Fidelity will only honor those drafts autho-rized by PFS. A shareholder who has insufficient funds to honor a draft will be charged a fee of $25 by PFS or the Sub-Transfer Agent. To defray administration expenses involved with providing copies of money market drafts, there is a $10 fee for each draft copy requested.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to redeem involuntarily any shareholder's account in the Portfolio if the aggregate net asset value of the shares held in the Portfolio account is less than $500. Any applicable CDSC will be deducted from the proceeds of this redemption. (If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size.) Before the Board of Directors of the Fund elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

YIELD INFORMATION


  From time to time the Fund may advertise the yield and effective yield of the Portfolio. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio or a Class refers to the net investment income generated by an investment in the Portfolio or the Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of the assumed reinvestment.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS
  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manag-er, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Addi-tional Information contains background information regarding each Director and executive officer of the Fund.

 MANAGER
  Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") was incorporated in 1968 under the laws of Delaware. It is a wholly-owned subsidi-ary of Smith Barney Holdings Inc., the parent company of Smith Barney. Smith Barney Holdings Inc. is a wholly-owned subsidiary of Travelers Group Inc., which is a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

  SBMFM, Smith Barney and Smith Barney Holdings Inc. are each located at 388 Greenwich Street, New York, New York 10013. SBMFM is also the investment man-ager for numerous other investment companies having aggregate assets as of March 31, 1997 of approximately $83 billion. For the Fund's last fiscal year ended December 31, 1996 the management fee was 0.40% of the Portfolio's aver-age daily net assets. The Portfolio's management agreement provides for daily compensation of the Manager at the following annual rates: 0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion.

  Under the management agreement SBMFM is responsible for furnishing or caus-ing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the Portfolio, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund.

  The term "Smith Barney" in the title of the Fund has been adopted by permis-sion of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

DISTRIBUTOR

  PFS is located at 3100 Breckinridge Boulevard, Duluth, Georgia 30199-0001. PFS distributes shares of the Fund as principal underwriter and as such con-ducts a continuous offering pursuant to a "best efforts" arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid an annual service fee with respect to Class A shares of the Fund at the annual rate of 0.10% of the average daily net assets of the Class A shares. The fees are paid to PFS which in turn pays PFS Investments to pay its Registered Representatives for servicing share-holder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by PFS to cover payments to and expenses of PFS Investments Registered Representatives and other persons who provide share-holder services.

ADDITIONAL INFORMATION

  From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Repre-sentatives that sell shares of the Fund.

  The Fund, an open-end, diversified investment company, was incorporated under Maryland law on May 28, 1974. The Board of Directors has authorized the issuance of four series of shares, each representing shares in one of four separate Portfolios--the Cash Portfolio, the Government Portfolio, the Retire-ment Portfolio and the U.S. Treasury Portfolio--and may also authorize the creation of additional series of shares. Each share of a Portfolio or Class represents an equal proportionate interest in the net assets of that Portfolio or Class with each other share of the same Portfolio or Class and is entitled to such dividends and distributions out of the net income of that Portfolio or Class as are declared in the discretion of the Board. Shareholders are enti-tled to one vote for each share held and will vote in the aggregate and not by Portfolio or Class except as otherwise required by the Act or Maryland law. As described under "Voting Rights" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and the Fund will assist shareholders in calling such a meeting as required by the Act.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Portfolio's invest-ments.

  First Data Investor Services Group, Inc. located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  PFS Shareholder Services is located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062 and serves as the Fund's Sub-Transfer Agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this con-solidation to apply to their account should contact their PFS Investments Reg-istered Representative or the Fund's Sub-Transfer agent.

  Also available at the shareholder's request, is an Account Transcript identi-fying every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of infor-mation, there is a $15 charge for each Account Transcript requested.

  Additional copies of tax forms are available at the shareholder's request. A $10 charge for each tax form will be assessed.

  Additional information regarding the Sub-Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 544-5445.

                                                                    SMITH BARNEY
                                                                    ------------

                                              A MEMBER OF TRAVELERSGROUP [LOGO]






                                                                    SMITH BARNEY
                                                               MONEY FUNDS, INC.

                                              3100 Breckinridge Blvd., Bldg. 200
                                                      Duluth, Georgia 30199-0062
                                                                  (800) 544-5445

                                                                         FUND 26
                                                                       FD [    ]
--------------------------------------------------------------------------------





TAXPAYER IDENTIFICATION NUMBER INSTRUCTIONS

What Number to Give
Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account
Type

Individual

Joint Account

Unif. Gifts
to Minors

Legal Guardian

Sole Proprietor

Give Social
Security
Number of:

Individual

Owner who will be
paying tax

Minor

Ward, Minor or Incompetent

Owner of Business

Account
Type

Trust, Estate,
Pension Plan Trust

Corporation, Partnership Other Organization

Broker/Nominee

Give
Employer I.D.
Number of:

Trust, Estate, Pension Plan Trust and not personal TIN of fiduciary

Corporation, Partnership Other Organization

Broker/Nominee

Obtaining a Number
If you dont have a TIN or you dont know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write applied for in the space provided on the account application. Backup Withholding
Dividends and other distributions and the proceeds of redemption or repurchase of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup Federal withholding tax if the Fund is not provided with the shareholders taxpayer identification number (TIN) and certification that the shareholder is not subject to backup withholding. A shareholder may furnish the TIN and the required certification by completing, signing and sending to the Fund either an Account Application or IRS Form W-9. If the required certification is not received with the submission of the application, backup withholding will commence.
IRS Penalties
If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to a reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and/or imprisonment.

Internal Revenue Service				Department of the Treasury
						Washington, DC 20224
						Person to Contact:
PFS Investments Inc.					Mr. C. Thompson
	3120 Breckinridge Boulevard					Telephone Number:
		Duluth, GA 30199					(202) 622-7021
								Refer Reply to:
						CP:E:EP:T:1
						Date:
EIN Number:  58-1436188					September 28, 1995


Gentlemen:
In a letter dated March 17, 1995, and subsequent letters, your authorized representative requested a written notice of approval that PFS Investments Inc. may act as a nonbank custodian of plans qualified under section 401 of the Internal Revenue Code, accounts described in section 403(b)(7), and of individual retirement arrangements (IRAs) established under section 408.
Section 401(f) of the Code provides that a custodial account shall be treated as a qualified trust under this section if such custodial account would, except for the fact it is not a trust, constitute a qualified trust under this section and the custodian is a bank (as defined in section 408(n)) or other person who demonstrates to the satisfaction of the Secretary that the manner in which such other person will hold the assets will be consistent with the requirements of section 401 of the Code. Section 401(f) also provides that in the case of a custodial account treated as a qualified trust by reason of the preceding sentence, the person holding the assets of such account shall be treated as the trustee thereof.
Section 403(b)(7)(A) of the Code requires, in part, that for amounts paid by an employer to a custodial account to be treated as amounts contributed to an annuity contract for his employee, the custodial account must satisfy the requirements of section 401(f)(2). This section also requires, in order for the amounts paid by an employer to be treated as amounts contributed to an annuity contract for his employee, that the amounts are to be invested in regulated investment company stock to be held in that custodial account, and under the custodial account no such amounts by be paid or made available to any distributee before the employee dies, attains the age 59 1/2, separates from service, becomes disabled (within the meaning of section 72(m)(7)), or in the case of contibutions made pursuant to a salary reduction agreement (within the meaning of section 3121(a)(1)(D)), encounters financial hardship.
Section 408(h) of the Code provides that a custodial account shall be treated as a trust under this section if the assets of such account are held by a bank (as defined in subsection(n)) or such other person who demonstrates to the satisfaction of the Secretary that the manner in which such other person will administer the account will be consistent with the requirements of this section, and if the custodial account would, except for the fact that it is not a trust, constitute an IRA described in subsection (a). Section 408(h) also provides that, in the case of a custodial account treated as a trust by reason of the preceding sentence, the custodian of such account shall be treated as the trustee thereof.
The Income Tax Regulations at section 1.401-12(n) are used to determine the ability of such person, for purposes of sections 401(f), 403(b)(7), and 408(h) of the Code, to act as a trustee or custodian. Section 1.401-12(n) of the regulations provides that such person must file a written application with the Commissioner demonstrating, as set forth in that section, its ability to act as a trustee or custodian.
Based on all the information submitted to this office and all the representations made in the application, we have concluded that PFS Investments Inc. meets the requirements of section 1.401-12(n) of the regulations, and, therefore, is approved to act as a nonbank custodian of plans qualified under section 401 of the Internal Revenue Code, accounts described in section 403 (b)(7), and of IRAs established under section 408. This letter authorizes PFS Investments Inc. to act only as a nonbank custodian in a fashion similar to a passive nonbank trustee, within the meaning of section 1.401-12(n)(7) of the regulations, that is, it is authorized only to acquire and hold particular investments specified by the owner. It may not act as custodian if under the written agreement it has discretion to direct investments of the custodial funds.
This letter while authorizing PFS Investments Inc. to act as a custodian does not authorize it to pool accounts in a common investment fund (other than a mutual fund) within the meaning of section 1.401-12(n)(6)(viii)(C) of the regulations. PFS Investments Inc. may not act as a custodian unless it undertakes to act only under custodial agreements that contain a provision to the effect that the owner is to substitute another trustee or custodian upon notification by the Commissioner that such substitution is required because the applicant has failed to comply with the requirements of section 1.401-12(n) of the regulations or is not keeping such records, or making such returns or rendering such statements as are required by forms or regulations. PFS Investments Inc. is required to notify the Commissioner of Internal Revenue, Attn: C:E:EP:T, Internal Revenue Service, Washington, D.C. 20224, in writing, of any change which affects the continuing accuracy of any representations made in its application. Further, the continued approval of its application to act as a nonbank custodian of plans qualified under section 401 of the Code, accounts described in section 403(b)(7), and of IRAs established under section 408 is contingent upon the continued satisfaction of the criteria set forth in section 1.401-12(n) of the regulations.
This approval letter is not transferable to any other entity. An entity that is a member of a controlled group of corporations, within the meaning of section 1563 (a) of the Code, may not rely on an approval letter issued to another member of the same controlled group. Further, any entity that goes through a merger, consolidation or other type of reorganization may no longer rely on the approval letter issued to such entity prior to the merger, consolidation or other type of reorganization. Such entity will have to apply for a new determination letter in accordance with section 1.401-12(n) of the regulations.
This letter constitutes a determination that PFS Investments Inc. may act as a nonbank custodian of plans qualified under section 401 of the Code, accounts described in section 403(b)(7), and of IRAs established under section 408, and does not bear upon its capacity to act as a custodian under any other applicable law.
In accordance with the power of attorney on file in this office, the original of this letter is being sent to your authorized representative and a copy is being sent to you.

			Sincerely,




			John Swieca
						Chief, Employee Plans
						Technical Branch 1

Individual Retirement Custodial Account
(Under Section 408(a) of the Internal Revenue Code)

Form   5305-A
(Rev. October 1992)
Department of the Treasury
Internal Revenue Service

DO NOT File
with the
Internal
Revenue Service


This agreement is entered into on the date written on the accompanying Adoption Agreement by and between the Depositor whose name and signature appear on the Adoption Agreement (the Depositor) and PFS Investments Inc. (the Custodian) having its principal place of business at Duluth, Georgia.
The Depositor is establishing an Individual Retirement Account (under Section 408(a) of the Internal Revenue Code) to provide for his or her retirement and for the support of his or her beneficiaries after death.
The Custodian has given to the Depositor a Disclosure Statement as required under Internal Revenue Regulation 1.408-6.
The Depositor has given to the Custodian the sum listed on the Adoption Agreement (in cash) and the Depositor and the Custodian agree to the following:


Article I
The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 403(d)(3), or an employer contribution to a simplified employee pension plan as described in section
408(k).


Article II
The Depositors interest in the balance in the custodial account is nonforfeitable.


Article III
1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).
2. No part of the custodial funds may be invested in collectables (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.


Article IV
1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositors interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.
2. Unless otherwise elected by the time distributions are required to begin the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.
3. The Depositors entire interest in the custodial account must be, or begin to be, distributed by the Depositors required beginning date, (April 1 following the calendar year end in which the Depositor reaches age 70 1/2 ). By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:
(a)  A single sum payment.
(b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.
(c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.
(d) Equal or substantially equal payments over a specified period that may not be longer than the Depositors life expectancy.
(e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.
4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:
(a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.
(b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either
(i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositors death, or
(ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositors death. If, however, the beneficiary is the Depositors surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 12.
(c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.
(d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.
5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositors entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositors designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 12. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiarys birthday in the year distributions are required to commence.
6. The owner of two or more individual retirement accounts may use the alternative method described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.


Article V
1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.
2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.


Article VI
Notwithstanding any other articles which may be added or incorporated, the provisions of Articles
I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.


Article VII
This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.


Article VIII
Individual Retirement Account
Custodial Account Agreement
1. The Depositor appoints PFS Investments Inc. (PFSI) as Custodian of the Account. After deduction of all applicable fees and charges (if not paid separately in a timely manner), the balance of Depositors contributions shall be invested as hereafter provided.
2. The Depositor directs the Custodian to invest contributions and reinvest dividends and capital gains distributions in shares of the Fund as directed on the Adoption Agreement or in any subsequent investment instructions. The designated fund(s) may be any one or more of the mutual funds portfolios.
3. The Custodian shall have no investment responsibility or discretion with respect to this Account and shall not vote the shares held therein, except as directed by Depositor. By establishing (or by having established) the IRA account, the participant affirmatively directs the Custodian to vote any Investment Company shares held on the applicable record date for which no timely instructions are received in the same proportions as the Custodian has been instructed to vote the shares held by all IRA accounts for which it has received instructions.
4. This document constitutes the entire agreement between Depositor and Custodian and no field representative of PFS Investments Inc., PFS Distributors nor any broker-dealer shall be deemed to be a representative of or acting on behalf of the Custodian nor shall any representative have any authority to make representations or to bind the Custodian beyond the terms of this document.
5. The Depositor shall have the right, only by written notice to the Custodian, to designate or to change a beneficiary to receive any benefit to which the Depositor may be entitled in the event of his death prior to the complete distribution of the Account. Such written designation shall be on a form provided by the Custodian for such purpose, or in such other written format which may be acceptable to the Custodian. The Custodian may rely upon the last written designation received at the Custodians office which shall supersede all prior designations. Unless specifically designated otherwise by the Depositor in a form acceptable to the Custodian, death benefits shall be distributed equally among all surviving primary beneficiaries or all surviving contingent beneficiaries (should all primary beneficiaries predecease the Depositor). If no such designation is in effect upon the Depositors death, or if the Custodian receives satisfactory proof that all such named beneficiaries have predeceased the Depositor, then the Account shall be distributed to the Depositors spouse, if married at the time of death followed by the Depositors estate.
6. Notwithstanding anything therein to the contrary, distributions shall not be made as described in paragraph 3(b) or 3(c) of Article IV, but only as provided in paragraphs 3(a), (d) and (e) of Article IV. Further, not withstanding the provisions of Article IV, paragraph 3, if the Depositor has not made an election by April 1 of the year following the year in which he attains age 70 12, then distribution will commence being made to the Depositor on such April 1 in equal or substantially equal annual payments over a period based on the Depositors life expectancy. Also, all Required Minimum Distributions will be processed using the non-recalculate (declining years) method.
7. Neither PFS Investments, as Custodian, nor PFS Distributors, as Sponsor, assumes any responsibility to make any distribution unless and until Depositor specifies in writing on the form provided by the Custodian the occasion for such distribution and the elected manner of distribution. Further, the Custodian and the Sponsor shall not be responsible to make minimum distributions in accordance with Article IV or Section 6 or Article VIII above following the Depositors attainment of age 70 12 other than upon the Depositors express instructions as herein provided.
8. The Custodial Account Agreement shall terminate upon the complete distribution of the Account to the Depositor or his beneficiaries, to successor individual retirement account or annuities, or when no assets otherwise remain in the account.
9. The Custodian reserves the right to reject any rollover contributions received in kind (other than Fund shares).
10. The Sponsor may remove the Custodian and appoint a Successor Custodian at any time upon 30 days written notice to the Custodian and to the Depositor or any current beneficiary. The Custodian may resign at any time upon thirty (30) days written notice to the Depositor. Upon its resignation, the Custodian may, but shall not be required to appoint a Successor Custodian under this Custodial Account Agreement. If a resigning Custodian does not appoint a Successor Custodian, the Depositor or current beneficiary may appoint a Successor Custodian and if no Successor Custodian is appointed, this Custodial Account Agreement shall be terminated by distribution of all assets held in the Account hereunder to the Depositor or current beneficiary. Any Successor Custodian appointed hereunder shall satisfy the requirements of Section 408(a)(2) of the Code. Upon any such successors acceptance of appointment, the Custodian shall transfer the assets of the Account, together with copies of relevant books and records, to such Successor Custodian; provided, however, that the Custodian is authorized to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge on or against the assets of the Account or of the Custodian and where necessary may liquidate such assets.
11. The Custodian shall be entitled to compensation for its services hereunder in accordance with its Custodial Account Fees Schedule as it may be published and amended from time to time. The Custodian shall also be entitled to reasonable compensation for any extraordinary services rendered and to be reimbursed for any administrative expenses incurred in the performance of its duties hereunder including fees for legal services rendered to the Custodian. All such fees and expenses of the Custodian may be charged against the Custodial Account in such manner as the Custodian may determine, or at the Custodians option, may be paid directly by the Depositor. The Custodian may pay from the Custodial Account any other costs, fees or expenses associated with the maintenance of management of the Account on the written authorization of the Depositor.
12. By execution of the Adoption Agreement, Depositor consents to the amendment of this Article VIII by the Sponsor to make any changes herein which the Sponsor determines in its discretion are necessary or desirable, provided, however, that no such amendment will be made which increases the duties of the Custodian without the Custodians consent.
13. This Custodial Account Agreement shall be construed under the laws of the State of Georgia and shall become effective upon acceptance by the Custodian as evidence by receipt of a confirmation statement from the Custodian.
14. The acceptance by the Depositor of this Custodial Account Agreement incorporating the IRA Disclosure Statement is indicated by Depositors signature in item 11. of the related Adoption Agreement incorporated by this reference herein.
15. Annual contributions may be made by or on behalf of the Depositor into a Simplified Employee Pension Plan - Individual Retirement Account (SEP-IRA) under Section 408(k) of the Code. Contributions by the Depositors employer(s) may not exceed the lesser of 15% of the Depositors compensation from each such employer or $30,000 as adjusted annually per Depositor. Employer contributions shall be made, with respect to any year, on or before the due date for filing the employers tax return for such taxable year (including extensions thereof).
16. If otherwise eligible, in addition to any amount contributed by his employer(s) under a SEP Plan, the Depositor may make a regular IRA contribution into this account which may not exceed 100% of his compensation or $2,000.
17. When a SEP contribution is made in or for any year in which the Depositor becomes 70 12 or thereafter, the minimum distribution under Article IV of this Individual Retirement Account Agreement shall be computed in accordance with such Article and the Regulations thereunder.
18. The Depositor shall deliver a written form to PFSI indicating that the contribution is eligible to be treated as SEP-IRA contribution. PFSI may rely upon such statement and may treat the contribution as a SEP-IRA thereafter.
19. Although the termination of the Depositors SEP-IRA Account may have an adverse affect on the SEP Plan in which the Depositor participates, PFSI shall not have any liability to the Depositor and/or his employer(s) with respect to such termination and shall not have an obligation to provide any notice thereof.


Individual Retirement Account
Disclosure Statement
Introduction
The following information is being provided in accordance with the requirements of the Internal Revenue Service and is based on the law as in effect on January 1, 1993, for the tax year 1993 and later. This disclosure statement should be read together with the Custodial Account Agreement.

Revocation
You may revoke this account at any time within seven calendar days after it is established by mailing or delivering a written request for revocation to PFS Investments Inc., 3100 Breckinridge Blvd., Bldg. 200, Duluth, GA 30199-1025. Mailed notice will be considered given on the date postmarked (or the date certified or registered if mailed by this method). Upon proper written notification of revocation, you will receive a full return of your initial contribution, including sales commissions and/or administrative fees. If you have any questions, please phone 1-800-544-5445.

General Information
Any eligible person may establish an Individual Retirement Account (IRA) and contribute as much as 100% of his compensation in cash or cash equivalent to such program up to a maximum of $2,000 each year. Contributions made to an IRA may be income tax deductible. Under certain conditions an individual and his or her spouse may open an IRA and contribute up to $4,000 (not to exceed $2,000 in any one account). Rollover contributions in excess of $2,000 may also be made.
Contributions may only be made for years prior to the year in which the Depositor attains age 70 12 (or the year in which the spouse attains age 70
12 for Spousal Accounts). This rule does not apply to Rollover contributions or to employer contributions made under a SEP.
Under a Simplified Employee Pension Plan (SEP) the employer of an eligible person may under certain circumstances make contributions to an employees
IRA. If an employer does make contributions to an employees IRA, the employee may also contribute to the IRA up to $2,000 for the taxable year. It is your and your employers responsibility to see that contributions in excess of normal IRA limits are made under a valid SEP and are, therefore proper.
If contributions are being made under an employers SIMPLE Retirement Plan, you must establish a separate SIMPLE-IRA document to which SIMPLE contributions may be made. This type of account is called a SIMPLE-IRA. SIMPLE-IRA contributions may not be moved into an individual retirement account.
Your IRA is a custodial account created for your exclusive benefit. Your interest in the IRA is at all times nonforfeitable.
Contributions to your IRA, and any dividends or capital gain distributions thereon, will be invested in a Smith Barney Portfolio (and otherwise authorized by it for use hereunder) as directed by you on your IRA Adoption Agreement or in any subsequent instructions. As required by applicable law, no part of your IRA may be invested in life insurance contracts or in collectables (as defined in section 408(m) of the Code, as amended), nor may the assets of your IRA be commingled with other property except in a common trust fund or common investment fund.

Eligibility
You are eligible to make regular contributions into an IRA for a year if you have received compensation during that year from the performance of personal services. Compensation includes such items as salaries, bonuses, commissions, and in the case of a self-employed individual, net earnings from self-
employment. All taxable alimony and separate maintenance payments received by an individual under a decree of divorce or a separate maintenance agreement are also treated as compensation. However, the deductibility of contributions based on your compensation is subject to special limitations.
The deductibility of the contributions will depend upon whether or not you are an active participant. Generally, you are considered an active participant for a year if at any time during the year, you are covered by a defined benefit plan under which money is added to your account or you are eligible to earn retirement credits, regardless of your vested status. The phrase retirement plans includes for these purposes profit sharing plans, government plans (other than a section 457 plan), salary reduction arrangements (such as a tax sheltered annuity arrangement, SARSEP, or a 401(k)
plan), simplified employee pension plans (SEP), SIMPLE Retirement Plans, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer. Your Form W-2 for the year should indicate your participation status. We suggest that you obtain assistance from your employer or tax advisor to determine whether you are an active participant.
Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were with the employer for only part of the year.
If you are unmarried and you are not an active participant, you may deduct the full amount which you are allowed to contribute. Beginning in 1988, you will be treated as unmarried if you and your spouse lived apart at all times during the taxable year and you filed separate returns.
If you or your spouse is an active participant, you must look at your Adjusted
Gross Income (AGI) for the year to determine whether you can deduct your IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold
Level. you are treated as if you were not an active participant and may deduct the full amount of your contribution under the same rules as a person who is not an active participant.
If you are single, your Threshold Level is $25,000. The Threshold Level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the Threshold Level is $0.
If your AGI is less than $10,000 above your Threshold Level, you will still be able to deduct a portion of your contribution but it will be limited in amount. The formula for calculating your Maximum Allowable Deduction is a two-
step process:
STEP ONE:	Compute (A) = .20 x (AGI  Threshold Level).
STEP TWO:  Subtract (A) above from the lesser of $2,000 or 100% of your compensation and round this amount up to the next $10 level to calculate your deduction limit. If the amount is between $0 and $200, you may deduct $200.
Examples: 	A.  	An unmarried person, active participant, AGI = $34,425
		STEP ONE: 	.20 x ($34,425  25,000) = $1,885
		STEP TWO:	$2,000  1,885 = $115, rounded up to $120. Since this
is less than $200, this
		person may deduct up to $200.
	B.	Married couple: at least one person is an active participant;
joint return is filed; joint AGI =
		$40,366; both persons have compensation greater than $2,000.
		STEP ONE:	.20 x ($40,366  40,000) = $73.20.
		STEP TWO: 	$2,000  73.20 = $1,926.80, rounded up to $1,930. Each
person may deduct
		$1,930.
	C.	 Married couple, one spouse either has no earned income or elects to be treated as having
		no earned income; joint AGI = $42,742, active participant.
		STEP ONE:	.20 ($50,000  $42,742) = $1,452.
		STEP TWO:	($2,000  $1,452) = $548, rounded up to $550. Each
person may deduct $550.

Spousal IRA
For married persons who file a joint return, contribution may be made to a separate IRA (spousal IRA) for a spouse who either (1) has no compensation or
(2) elects to be treated as having received no compensation for the taxable year. Aggregate contributions for the working spouses account and the Spousal IRA may not exceed the lesser of $4,000 or 100% of compensation, and no more than $2,000 may be contributed to any one account.

Non-deductible Contributions to IRAs
Even if you are an active participant with AGI above the applicable dollar limit and thus may not make a deductible contribution of $2,000 ($4,000 for a Spousal IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($4,000 for a Spousal IRA). The amount of your contribution which is not deductible will be a non-deductible contribution to the IRA. You may also choose to make a contribution non-deductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or non-deductible contributions, will not be taxed until taken out of your IRA and distributed to you.
If you make a non-deductible contribution to an IRA, you must report the amount of the non-deductible contribution to the IRS on Form 8606 which is filed with your tax return. Failure to report non-deductible contributions properly may subject you to a penalty for each failure in the amount of $50. You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, even if you have not yet determined how much will be deductible. When you fill out our tax return you may then calculate how much is deductible.

Excess Contributions
Generally, any contributions (other than rollover contributions described below) exceeding the maximum contribution limitation are excess contributions which are subject to a non-deductible 6% excise tax. The amount of the tax for any year cannot exceed 6% of the value of your IRA at the close of that tax year.
A contribution made with respect to any year (whether or not such contribution is an excess contribution) may be withdrawn without being a taxable distribution if such contribution and the earnings thereon are withdrawn from your IRA prior to the due date for filing your Federal income tax return for that year. The earnings will be taxable in the year in which the contribution was made and may be subject to the 10% additional tax on premature distributions.
Besides being subject to the excise tax, excess contributions withdrawn after the due date for filing your Federal income tax return for the year will be taxed as ordinary income if you made contributions in excess of $2,000 for such tax year and may be subject to the premature distribution penalty. Excess contributions made in a prior year may nevertheless be applied as deductible and non-deductible contributions in the current year if less than the maximum permissible contribution is made for the current year and if the amount of the excess contributions was not allowed as a deduction in a prior year.

Rollover from another IRA
You may rollover part or all of a distribution you receive from another IRA into your mutual fund IRA. You must rollover your distribution no later than the 60th day after you receive it. You are allowed only one IRA to IRA rollover during a twelve-month period beginning with the date you receive the IRA distribution that you rollover. You must rollover the same property you received as a distribution from your other IRA. You must irrevocably designate a contribution as a rollover at the time you make the contribution.
Only a spouse beneficiary has the option to rollover a death distribution. If you have a SEP plan, it will follow the IRA rollover rules because SEP contributions are made directly into an IRA. You should obtain competent tax advice before attempting a rollover.

Rollover from SIMPLE-IRA plans
A SIMPLE-IRA is a separate IRA that may only secure contributions under an employer-sponsored SIMPLE Retirement Plan. These contributions must remain segregated in a SIMPLE-IRA account for a two-year period from your initial participation in the employers SIMPLE plan. A rollover or transfer from a SIMPLE-IRA to any other IRA may not occur until the initial two-year period has been met. Rollovers or transfers between SIMPLE-IRA plans are permitted. All of the IRA to IRA rollover rules generally apply to rollovers from a SIMPLE-IRA.

Rollover from a qualified retirement plan
If you are entitled to receive a distribution from a retirement plan, part or all of it may be an eligible rollover distribution which can be rolled over into your mutual fund IRA. Your employer can tell you what part of your distribution will be an eligible rollover distribution.
If the eligible rollover distribution is paid to you , it is subject to mandatory withholding of 20%, so that you will receive only 80% of your distribution amount. You may rollover this distribution into your mutual fund IRA in the same way you would rollover a distribution from another IRA, but in order to avoid current tax, you will have to replace from other sources the 20% that was withheld. Otherwise, you will be deemed to have received the 20% and be taxed on it.
You may also instruct your retirement plan to make a Direct Rollover of your eligible rollover distribution to your mutual fund IRA. Your retirement plan will pay the distribution directly to your IRA (or give you a check payable to PFS Investments Inc. as Custodian or your IRA). A direct rollover is not subject to withholding, so the entire amount will be included in the direct rollover.

Conduit IRA. A conduit IRA is an IRA which contains only a rollover distribution from a tax-qualified retirement plan. The IRA is then used as a holding account until you subsequently roll that IRA back into another retirement plan. To take advantage of this conduit treatment, you must establish a separate IRA plan into which the eligible rollover distribution will be placed.

Distributions
How to Distribute: Contact your account representative or mail request to PFS Investments Inc., 3100 Breckinridge Blvd., Bldg. 200, Duluth, GA 30199-0025, Telephone 1-800-544-5445. Request must include information as to whether or not taxes are to be withheld.
When to Distribute. Generally, the minimum age at which a distribution from an IRA may be made without incurring a premature distribution tax liability is age 59 12. However, you are required to take minimum distributions after attainment of age 70 12.
Minimum Distributions. No later than April 1 following the calendar year in which you attain age 70 12 you are required to either take distribution of the entire interest in your IRA or to begin taking distributions from your IRA payable over your life (or the lives of you and your beneficiary) or over a period certain not exceeding your life expectancy (or the life expectancies of you and your beneficiary). You will be subject to a 50% excise tax on any required distribution amount that is not distributed in a particular year. If you wait to make your withdrawal for the 70 12 year until April 1 of the following year, your total withdrawal in that year must equal the minimum distribution for the 70 12 year and a second withdrawal by December 31 that is equal to the minimum distribution for that year. In each year thereafter, you must withdraw the minimum distribution for the year by December 31.
 If you have more than one IRA, you can satisfy the minimum distribution rules by withdrawing from one IRA the amount required to satisfy the minimum distribution requirement for all of your IRAs.
If someone other than or in addition to your spouse is your named beneficiary, the minimum distribution required is the greater of the amount determined under the regular 70 12 rules and the amount determined under the minimum distribution incidental benefit rules. The minimum distribution incidental benefit rules is the amount determined by taking the balance in your IRA account and dividing it by the life expectancy of you and a beneficiary who is assumed to be 10 years younger than you.
Beneficiaries. If you die after your required beginning date, the remaining balance must be distributed to your beneficiary at least as rapidly as under the method of distribution in effect prior to your death. If you die prior to your required beginning date, your beneficiary must elect by December 31 of the year following your death to receive their entire interest in your account either (1) by December 31 of the year containing the fifth anniversary of your death or (2) in equal or substantially equal payments over their own life or life expectancy commencing by December 31 of the year containing the first anniversary of your death if no election is made within the prescribed time and the beneficiary is:
(A)	anyone other than the surviving spouse, if the spouse is named, distributions are required to be made in accordance with option (1) above or
(B)	the surviving spouse alone,  distributions are required to be made in accordance with option (2) above, except the surviving spouse is not required to commence such distributions until the year in which you would have attained age 70 12.


Taxation of Distributions
Generally, distributions from an IRA are taxed as ordinary income when received regardless of their source. Distributions are not eligible for capital gains treatment or the special 5-or-10-year averaging rules that may apply to lump sum distributions from retirement plans.
Non-taxable Portion of Distribution. Because non-deductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions) the portion of the IRA distributions consisting of non-deductible contributions will not be taxed again when received by you. The non-taxable portion of an IRA distribution, if any, will be a percentage based on the ratio of your previously unrecovered non-taxable contributions to year end values in all of your IRA accounts as of the close of the calendar year in which your taxable year begins, plus any distributions taken from the account during the year. All of your IRAs will be included in this calculation, including regular IRAs, Simplified Employee Pension Plans (SEP), IRAs, Rollover IRAs and SIMPLE-IRAs.
Estate Tax. A distribution to the beneficiary of your IRA will be included in your gross estate for Federal estate tax purposes.
Gift Tax. Designation of a beneficiary which causes payment to be made to such beneficiary on or after the owners death will not be considered a transfer for Federal gift tax purposes.
Federal Income Tax Withholding. The taxable portion of distributions from your IRA is subject to Federal income tax withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to taxable distributions from your IRA, or if insufficient Federal income tax is withheld from any distribution, you may be responsible for payment of estimated taxes, as well as for penalties under the estimated tax rules, if withholding and estimated tax payments were not sufficient. You have the right to change your withholding election at any time prior to distribution by informing the Custodian in writing. Additional information regarding withholding and the necessary election forms will be provided to you no later than at the time a distribution is requested.

Premature Distributions
A distribution from your IRA prior to your attaining age 59 12 will be considered a premature distribution unless such distribution is on account of your death, becoming disabled, or the distribution is made as part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of yourself and your beneficiary; medical expenses that exceed 7.5% of your adjusted gross income, health insurance premiums paid by certain unemployed individuals, a qualifying rollover distribution, or the timely withdrawal of the principal amount of an excess or nondeductible contribution. If you receive a premature distribution, the amount received is included in your gross income in the taxable year of receipt. In addition, your income tax liability for that year is increased by an amount equal to 10% of the amount of the premature distribution which is includable in your gross income, unless a rollover contribution is made with the distributed funds.
If distributions are being made under the periodic distribution option, such distributions must continue for at least five years and may not be changed to a method which does not qualify for the exception prior to age 59 12. If these conditions are not met, the tax will be imposed in the first taxable year in which the modification or discontinuance is made and will be equal to the tax that would have been imposed had the exception not applied, plus interest.
Amounts deemed distributed to you because either the account was used as collateral for a loan or because of a prohibited transaction will likewise be subject to the 10% additional tax if you had not attained age 59 12.
Special rules apply where the amount distributed constitutes the return of a prior contribution to the IRA. If the contribution, together with any income earned thereon, is returned to you prior to the due date for filing your tax return for the year for which the contribution was made, and if no deduction was claimed for the contribution, then distribution of the contribution itself will neither be included in income nor subject to the additional 10% tax. Any earnings on the contribution will nevertheless be includable in income for the year in which the contribution was made and will be subject to the additional 10% tax.
If the time for filing the return has passed, a withdrawal of excess contributions will neither be taxable nor subject to the additional 10% tax on premature distributions provided the total amount contributed for the year did not exceed $2,000 and no deduction was allowed for the contribution. The $2,000 limitation does not apply to certain excess rollover contributions.

Excess Distributions
If the aggregate of your distributions from qualified retirement plans and individual accounts exceed a certain limit for any calendar year, a 15% excise tax will be imposed on such excess distributions. Generally, the limit is the greater of $150,000 or $112,500 as adjusted for cost-of-living increases since 1987. For any such excess distributions prior to your attainment of age 59
12, the 15% excise tax will be offset by the 10% additional income tax on premature distributions. You should seek advice from your tax advisor with respect to the application of these rules. For tax years 1997, 1998, and 1999, the 15% excess distribution tax will not apply.

Prohibited Transactions
If you or your beneficiary were to engage in any prohibited transactions as defined in Section 4975 of the Code, as amended, (such as any sale, exchange or leasing of any property between you and your IRA, the lending of money or other extensions of credit between you and your IRA, and/or the furnishings of goods, services or facilities between you and your IRA) then the IRA would lose its exemption from tax and be treated as having been distributed to you. The value of the entire IRA would be includable in your gross income, and if you were under age 59 12, you would also be subject to the additional 10% tax for a premature distribution.
If you pledge part or all of your IRA as security for a loan, the portion so pledged will be treated as if it had been distributed to you in the year in which you make such a pledge. Such amount will be taxable to you as ordinary income and, if you had not yet reached age 59 12, will be subject to the 10% additional income tax on premature distributions.

Financial Disclosure
Because the assets held in your IRA are invested at your direction and will be subject to market fluctuation, the value of your IRA can neither be guaranteed nor projected. However, you will be provided with periodic statements of your IRA, including current market values of investments.
Information about the shares of each mutual fund that you choose for investment through your Individual Retirement Account must be furnished to you in the form of a prospectus governed by the rules of the Securities and Exchange Commission. Please refer to the prospectus for detailed information concerning the fund objectives, the sales charges and the income and expenses of your mutual funds.

Miscellaneous
You must file an appropriate form (currently Form 5329) with the Internal Revenue Service to report the tax on excess contributions, premature distributions and excess accumulations (insufficient distributions after age 70 12). In the event of your death, your estate may be subject to a 15% tax on the excess accumulation in all your qualified plans, TSAs and IRAs. You should seek the advice of your own tax advisor with respect to the application of this excess accumulation excess tax.
The proceeds from your IRA may be used as a rollover contribution to another individual retirement account or individual retirement annuity.
The form of your IRA has been approved by the Internal Revenue Service. Such approval is a determination only as to the form of the IRA and does not represent a determination of the merits of the IRA. This Retirement Plan Trust is exempt from Taxation under 408(e) IRC.
Further information regarding your IRA is available in the Internal Revenue Service Publication 590. You may obtain this publication from any district office of the Internal Revenue Service or by calling the Internal Revenue Service Forms Request toll-free number 1-800-TAX FORM.
There is an annual Custodian fee of up to $50 per social security number irrespective of the number of mutual fund accounts. This fee is deducted from a shareholders account balance each December, unless pre-paid. If a redemption is requested during the year, the Custodian fee is deducted from the redemption proceeds. Additionally, beginning in 1997, a termination fee of up to $50 will be imposed on redemptions for full liquidation of premature distributions (prior to age 59 12 ) and all transfers of assets to other Custodians.

4.97








Smith Barney
Individual Retirement Account Adoption Agreement
Please print clearly. Mail completed application to: PFS Investments Inc., Custodian, c/o PFS Investments Inc., 3100 Breckinridge Blvd., Bldg 200, Duluth, GA 30199-0025.
The owner named below hereby establishes an Individual Retirement Account
(IRA) by executing this Adoption Agreement and herein agrees to the provisions of the Custodial Account Agreement (make check payable to PFS Shareholder Services).
1. Type of Account Registration
Please check the appropriate box indicating how you would like the account registered.

 Contributory	 Non-Contributory	o SEP	o Minor IRA
Name				    Social Security Number
Birth Date
If client is a minor, please print parent or guardian name:
2. Address
Street or P.O. Box   City, State, Zip
 4. Please authorize your current Trustee or Custodian to transfer your IRA to a Smith Barney IRA
3. Annual Custodian Fee Payment
The custodian fee is an annual fee to maintain your retirement plan account. Your annual custodian fee will be directly deducted from your account at the end of each year. If you prefer to prepay this year's fee, please check the box below and include the fee amount in the Total Amount Enclosed area in
Section 4. There is only one fee assessed per person.
o Pre-pay first year $25.00 Annual Fee
4.	Investment Section
Tell us how much you want to invest and in what Fund(s).
Smith Barney Offered at A and B Pricing
Class of Share - Must Select Only One
 A Shares   	 B Shares
(front-end sales
charge)
(contingent deferred sales
charge)
Fund Name and Number
Contribution Type
Prior Year  IRA
Jan 1- April 15 (14)
Current Year IRA (03)
60-Day Rollover (11)


Prior Year Employer
Contribution (SEP Only) (31)

Current Year Employer
Contribution (SEP only) (30)

PAC AMOUNT ($25 min.)
						Growth  	 	Social
Investment               Money
			Concert  Allocation Series			Opportunity
	Appreciation	Awareness	          Grade Bond                Fund

         High Growth 	Growth 	Balanced	Conservative 	Income
	(700)	(710)	(770)	                     (730)                    (740)
	(780)	(790)	(720)	(760)	(750)
(A shares only)
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________
	$________	$________	$________	$________	$________	$________
	$________	$________	     $________     $________

Total Amount Enclosed: $___________________   Total PAC Amount:
$____________
	_______        Please Indicate PAC Start Date:
Month__________Day__________ Year__________


(minimum $25 per PAC)				              (1-28)
To establish a PAC, you must attach a voided check in the space provided on the reverse side of this application. This check must be from the bank account that you wish us to draft. When selecting the PAC Option, your IRA contributions will be coded as current year purchases. Additionally, if you are establishing a SEP account, your PAC contributions will be coded as current year employer purchases. When executing a transfer of assets into Smith Barney, attach a completed Transfer Form. If your transfer represents the initial investment into this account, please do not complete Section 4.
5. PAC Automatic Increase Option
If you would like to increase your PAC on a regular basis, please indicate the dollar amount or percentage and the interval that you would like between increases.
Note: Maximum monthly amount for a contributory IRA is $166.66 and $1,875.00 for employer contribution to a SEP.

PAC:     o Quarterly     o Semi-Annually     o Annually
Beginning on:  Month ____________ Day _____________ Year _____________
									           (1-28)

Please check only 1 box below:
o Amount of Increase:	o $10.00	o $25.00  o $50.00  o
Other ____________
Percentage of Increase: o 10% o  25% o 50%  o Other _____________
18130	     4.97

6.	Primerica Life Directed Investment
If you have elected a Primerica Life/National Benefit Life T-2000 or Eagle 15 Insurance Policy and wish to have PFS Shareholder Services begin drafting the amount of your premium reduction in the 13th month from your bank account, please indicate below your policy number (if known), or the social security number of the policyholder and the month/year you submitted the application. You may designate only one Fund to receive your premium reduction. Please ensure you have designated only one Fund in Section 4.
o T-2000	o Eagle-15

Primerica Life/National Benefit Life Policy Number:
_________________________________________________________
                                (Policy Number/Social Security Number)

Policy Submitted
	(month/year)
7. Related Account Information
Do you have other Smith Barney accounts?

o Yes     o No

If so, please indicate the account number(s) or social security number of the primary owner.

Acct #		Acct #

Acct #		Acct #
8. Letter of Intent/Reduced Sales Charge
If this purchase qualifies for a reduced sales charge due to the accumulated value in any related account(s) for any Smith Barney Fund sold through PFS Investments Inc., or if you would like to establish a Letter of Intent to qualify for a lower sales load, please indicate your expected breakpoint amount. Group Plan Purchases (i.e., Payroll Deduction Plans (PDP), 403(b)(7),
SEP) are linked for reduced sales charges.
o  New Letter of Intent
o  Existing Letter of Intent
o  Cumulative Purchases
o  Group Plan Purchases (403(b)(7), SEP, PDP)

o $25,000*	o $50,000	o $100,000	o $250,000	o $500,000


Applicable to Class A Shares only.

  *Not Available for Letter of Intent
9. Representative Information

Solution # (Primary Representative)


Primary Representative Name (Please Print)


Solution # (Secondary Representative)


Secondary Representative Name (Please Print)
Representative Daytime Phone # (____________)	______
State of Sale
	(Must complete only if different from clients resident state.)
10. Beneficiary Information
In the event no Beneficiary is designated, then the Depositor's Beneficiary shall be the spouse, followed by the Depositor's estate.

If you desire to designate a different Beneficiary, please complete the section below:

Beneficiary________________________________________________________
Relationship _______________________________________________________
Social Security Number ______________________________________________

Birth Date
11. Signature
The Undersigned certifies that he/she has full authority and is of legal age to purchase shares of the fund selected, has received and read a current prospectus, the Custodial Account Agreement (IRS form 5305-A and any attachments) and the IRA Disclosure Statement and agrees to all their terms and accompanying custodial fees incorporated in this brochure. In the event that I make any rollover contributions to this account, I hereby elect, pursuant to the requirement of Section 1.402(a)(5)-IT of the IRS regulations, to treat these contributions as rollover contributions. If the account will have the PAC or Primerica Life/National Benefit Life Directed Investment Option, that I agree to the terms of the PAC Indemnification Agreement below. This plan shall be deemed to have been accepted by the Custodian upon receipt of the first transaction statement. I also acknowledge that I determine the deductibility of any contribution.

I authorize PFS Shareholder Services (hereafter called company) to initiate debit entries, electronically, by means of check, draft or by any other commercially acceptable method, to my checking account indicated by the attached check, for deposit to my Smith Barney account(s) and I authorize the depository named on the attached check (hereafter called depository) to debit the same to such account. This authority is to remain in full force and effect until company and depository have each received written notification from me of its termination in such time and in such manner as to afford company and depository a reasonable opportunity to act on it. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, depository shall be under no liability whatsoever, regardless of the consequences of such action. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Signature  Owner (Parent/Guardian if Owner is a Minor)	  Date
Dont forget to sign this application!
Please attach your voided check here if you have selected the PAC Option.












Smith Barney IRA to IRA Transfer Form
Must be Accompanied by a Smith Barney IRA Adoption Agreement

Complete this form with the IRA Adoption Agreement to transfer your IRA into a Smith Barney IRA and return to PFS Investments Inc., 3100 Breckinridge Blvd., Bldg. 200, Duluth, GA 30199-0025. Your present custodian may require the completion of the following documents prior to executing your Smith Barney IRA to IRA Transfer: Cash Surrender Form, Original Contract, and/or Signature Guarantee. Please contact your present custodian for specific transfer procedures.
 1. Print your name and address here
_____________________________________________________
Name
_____________________________________________________
Address
_____________________________________________________
City				 State		Zip
	(                )
_____________________________________________________
Your Social Security Number	Your Daytime Phone
 2. Please tell us about your present IRA
Transfer from:  (please complete entirely)
_____________________________________________________
Name of Resigning Trustee or Custodian
				(                )
_____________________________________________________
Attention				Telephone Number

_____________________________________________________
Address of Resigning Trustee or Custodian

_____________________________________________________
City				State		Zip
Policy/Account Number ________________________________

 3. Please tell us how to invest your Transfer of Assets
o	New Account  Please attach a Smith Barney IRA Adoption Agreement and  a
PFSI New Account Application. Please indicate the share class, your social security number and percentage allocated to each fund. If all transfer proceeds are deposited into the same fund, the fund allocation percentage should be 100%.
o	Existing Accounts  Indicate existing account number and percentage allocated to each account. If all transfer proceeds are to be deposited into the same account, the fund allocation percent should be 100%.
Fund	Share Class	Social Security #/	Percentage
Name	 (Must Indicate)	Existing Fund Account #	Allocated
	Select only one
Concert Allocation Series
   High Growth (780)	 A    B	______________________	_______
   Growth (790)	 A    B	______________________	_______
   Balanced (720)	 A    B	______________________	_______
   Conservative (760)	 A    B	______________________	_______
   Income (750)	 A    B	______________________	_______
Growth Opportunity (700)	 A    B	______________________	_______
Appreciation (710)	 A    B	______________________	_______
Social Awareness (770)	 A    B	______________________	_______
Investment Grade Bond (730)	 A    B	______________________	_______
Money Fund (740)	 A    B	______________________	_______
			Total	  100%
				_______

 4. Please authorize your current Trustee or Custodian 		to transfer
your IRA to a  Smith Barney IRA
To Resigning Trustee or Custodian:
Please liquidate o all, or o part ($___________) of the account listed in
Section 2 and transfer the proceeds of liquidation to my Smith Barney IRA. The estimated value is:

$______________________.
  immediately    o  at maturity* ____________________.
				maturity date
* Please send us this transfer form at least two weeks prior to maturity date but no earlier than four weeks.
 5. Signature of Client
I understand that my former Trustee or Custodian may have a surrender charge or liquidation penalty when redeeming my account. If I am over age 70 1/2, I attest that none of the amount to be transferred will include the requirement minimum distribution for the current year pursuant to Section 401(a)(9) of the Internal Revenue Code.

_____________________________________________________
Client Signature                                          		Date
An important note: Your Resigning Trustee or Custodian may require your signature to be guaranteed. Please call them for requirements.

_____________________________________________________
Name of Bank or Firm
_____________________________________________________
Signature of Officer and Title

 6. Acceptance by Successor Custodian
Please liquidate and transfer account as instructed in Section 4. Make check payable and send to address shown above. This account is accepted by PFS Investments Inc. as Custodian upon placement of authorized signatures in the space below. Should you have any questions, please contact our Client Services Department at 1-800-544-5445.










(Acceptance Signatures)

_______________________________________________
Account Number (must provide on check)

18130      4.97




Smith Barney Qualified Plan or 403(b)/
403(b)(7) Plan to an IRA Direct Rollover Form

Must be Accompanied by a Smith Barney IRA Adoption Agreement
Complete this form with the IRA Adoption Agreement to complete a Direct Rollover from your Qualified Plan or 403(b)/403(b)(7) Plan to a Smith Barney IRA and return to PFS Investments Inc., 3100 Breckinridge Blvd., Bldg. 200, Duluth, GA 30199-0025.
Important Notes: Contact the Plan Administrator, Trustee, or Custodian of the current plan to determine if: (a) The employer/employee is eligible to receive their monies. (b) What requirements do the Plan Administrator, Trustee or Custodian have in order to process a Direct Rollover to Smith Barney. Remember, 403(b)/403(b)(7) distributions may not be placed in an IRA unless the employee has separated from service. Your present custodian may require the completion of the following documents prior to executing your Smith Barney Direct Rollover: Cash Surrender Form, Original Contract, and/or Signature Guarantee. Please contact your present custodian for specific Direct Rollover procedures.

 1. Print your name and address here
___________________________________________________________     Name
_____________________________________________________
Address
_____________________________________________________
City				State		Zip
		(                )
_____________________________________________________
Your Social Security Number		Your Daytime Phone

 2. Please tell us about your present
    Qualified Retirement Plan or 403(b)(7)
Transfer from: (please complete entirely)

_____________________________________________________
Name of Resigning Plan Administrator, Trustee or Custodian
		(                 )
_____________________________________________________
Attention	Telephone Number

_____________________________________________________
Address of Resigning Plan Administrator, Trustee or Custodian

_____________________________________________________
City				State	         Zip

_____________________________________________________
Policy/Account Number

 3. Please tell us how to invest your Direct Rollover
o	New Account  Please attach a Smith Barney IRA Adoption Agreement and a
PFSI New Account Application. Please indicate the share class, your social security number and percentage allocated to each fund. If all transfer proceeds are deposited into the same fund, the fund allocation percentage should be 100%.
o	Existing Accounts  Indicate existing account number and percentage allocated to each account. If all transfer proceeds are to be deposited into the same account, the fund allocation percent should be 100%.
Fund	Share Class	Social Security #/	Percentage
Name	 (Must Indicate)	Existing Fund Account #	Allocated
	Select only one
Concert Allocation Series
   High Growth (780)	o A   o B	______________________	_______
   Growth (790)	o A   o B	______________________	_______
   Balanced (720)	o A   o B	______________________	_______
   Conservative (760)	o A   o B	______________________	_______
   Income (750)	o A   o B	______________________	_______
Growth Opportunity (700)	o A   o B	______________________	_______
Appreciation (710)	o A   o B	______________________	_______
Social Awareness (770)	o A   o B	______________________	_______
Investment Grade Bond (730)	o A   o B	______________________	_______
Money Fund (740)	o A   o B	______________________	_______
			Total	  100%

 4. Please authorize your current Trustee or Custodian to complete a Direct Rollover from your Qualified Plan or 403(b)/403(b)(7)
      Plan to a Smith Barney IRA

To Resigning Plan Administrator, Trustee or Custodian:
Please liquidate o all, or o part ($___________) of the account listed in
Section 2 and transfer the proceeds of liquidation to my Smith Barney IRA. The estimated value is:
$______________________.
o  immediately    o  at maturity* ____________________.
				         maturity date
* Please send us this transfer form at least two weeks prior to maturity date but no earlier than four weeks.

 5. Signature of Client
I understand that my former Trustee or Custodian may have a surrender charge or liquidation penalty when redeeming my account. If I am over age 70 1/2, I attest that none of the amount to be transferred will include the requirement minimum distribution for the current year pursuant to Section 401(a)(9) of the Internal Revenue Code.

________________________________________________________
Client Signature				        	       Date
An important note: Your Resigning Plan Administrator, Trustee, or Custodian may require your signature to be guaranteed. Please call them for requirements.

________________________________________________________
Name of Bank or Firm
________________________________________________________
Signature of Officer and Title

 6. Acceptance by Successor Custodian
Please liquidate and send monies as instructed in Section 4. Make check payable and send to address shown above. This account is accepted by PFS Investments Inc. as Custodian upon placement of Authorized Signatures in the space below. Should you have any questions, please contact our Client Services Department at 1-800-544-5445.



(Acceptance Signatures)


_______________________________________________
Account Number (must provide on check)


18130	   4.97









Smith Barney
Voluntary Account Application

Please print clearly, mail completed applications and make checks payable to: PFS Shareholder Services, 3100 Breckinridge Blvd., Bldg 200, Duluth, GA 30199-0062

1. Account Registration
Please complete this Section.
Please check the appropriate box indicating how you would like the account registered.
o Individual or o Joint* Account


Name (First, Middle Initial, Last)


Social Security Number	                   Birth Date


Joint Owner's Name


Social Security Number 	                   Birth Date
* Joint Tenants with Right of Survivorship unless you specify otherwise
(    ) Joint Tenants in Common
o Gift or Transfer to Minor (UGMA/UTMA)



Custodian's Name (First, Middle Initial, Last)


Custodian's Social Security Number	                   Birth Date



Minor's Name (First, Middle Initial, Last)


Minor's Social Security Number	                   Birth Date
o Trust
______________________________________________________________
Trustee's Name

______________________________________________________________
Name of Trust Agreement
__________________________________                  ___________________
Taxpayer Identification Number			                  Date of
Trust
o Other Registration
            (i.e. corporation, non-profit, partnership, sole proprietorship, etc.)

_______________________________________________________________________
Registration
_______________________________________________________________________
Registration
____________________________________          ______________________________
Taxpayer Identification Number		                      Type of
Organization

2. Address and Citizenship
Well need to know this info!
_______________________________________________________________________
Street or P.O. Box
_______________________________________________________________________
City, State, Zip
________________________________
Daytime Telephone Number
o U.S. Citizen       oNon-Resident Alien___________________________________
				                       Specify Country
o Resident Alien

3.	Investment Section
Tell us how much you want to invest, in what share class and in what fund(s).
Smith Barney                   Offered at A and B Share Pricing

o A Share
       (front-end sales
        charge)

o B Share
      (contingent deferred sales
       charge

		PAC Draft Amount
	Amount Enclosed	($25 min per PAC)
Fund Name and Number:
Concert Allocation Series
   High Growth (780)	$		$
   Growth (790)	$		$
   Balanced (720)	$		$
   Conservative (760)	$		$
   Income (750) 	$		$
Growth Opportunity (700)	$		$
Appreciation (710)	$		$
Social Awareness (770)	$		$
Investment Grade Bond (730)	$		$
Money Fund (740)	$		$
(A Share Only)

Total Amount Enclosed $	________________________

Total PAC Amount ($25 min. per pac) $_________________________________

Please indicate PAC start date:  Month_____________ Day________ Year_________
	(1-28)

To establish a PAC, you must attach a voided check from the bank account that you wish us to draft in the space provided on the reverse side of this application. All Dividends and Capital Gains will be reinvested unless otherwise indicated on the Additional New Account Options form contained in the prospectus.

4. PAC Automatic Increase Option

If you would like to increase your PAC on a regular basis, please indicate the dollar amount or percentage and the interval that you would like between increases.
Please increase my PAC:	o Quarterly	o Semi-Annually	o Annually

Beginning on:  Month _____________ Day ____________ Year _____________
	                             (1-28)

Please check only 1 box below:
Amount of Increase: 	o$10.00	o$25.00	o$50.00	oOther________
Percentage of Increase:	o10%	o25%	o50%	oOther________

18130       4.97

5. Primerica Life Directed Investment
Tell us about your Primerica Life/National Benefit Life Product.
If you have elected a Primerica Life/National Benefit Life T-2000 or Eagle 15 Insurance Policy and wish to have PFS Shareholder Services begin drafting the amount of your premium reduction in the 13th month from your bank account, please indicate below your policy number (if known) or the social security number of the policyholder and the month/year you submitted your insurance application.You may designate only one Fund to receive your premium reduction. Please be sure you have designated only one Fund in Section 3.
o T-2000                         o Eagle 15
Primerica Life/National Benefit Life Policy Number:
_________________________________________________________
                               Policy Number/Social Security Number

Policy Submitted:
	Month/Year
6. Related Account Information
Do you have other Smith Barney Accounts?
o Yes     o No

If so, please indicate the account number(s) or social security number of the primary owner.

Acct #		Acct #

Acct #		Acct #


7. Letter of Intent/Reduced Sales Charge
If this purchase qualifies for a reduced sales charge due to the accumulated value in any related account(s) for any Smith Barney Fund, or if you would like to establish a Letter of Intent to qualify for a lower sales load, please check the appropriate box and indicate your expected breakpoint amount. Group Plan Purchases (i.e., Payroll Deduction Plans, PDP) are linked for reduced sales charge.
o  New Letter of Intent	o  Cumulative Purchases
o  Existing Letter of Intent	o  Group Plan Purchases (PDP)
o $25,000*	o $50,000	o $100,000	o $250,000	o $500,000
Applicable to Class A Shares only.
*Not available for Letter of Intent.

8. Representative Information


Solution # (Primary Representative)


Primary Representative Name (Please Print)


Solution # (Secondary Representative)


Secondary Representative Name (Please Print)
Representative Daytime Phone # (____________)	______
State of Sale
	(must complete only if different from clients resident state.)

9. Check Writing Option

Please check the box below if you would like to have check writing capability on the Smith Barney Money Fund. Please be sure to enclose the signature card found on the Additional New Account Options form contained in the prospectus.

o Money Fund (740) (A Shares Only)

Other Information about the check writing option
1. 	Checks must be written for at least $250.
2. 	Each book of 10 checks costs $7.50 which will be deducted from your account balance.
3. 	Please complete and attach the signature card found on the Additional
New Account Option form so we can process your request.
4. 	You should receive your checkbook two or three weeks after we receive your application and completed signature card.

10. Signature and PAC Authorization

By my/our signature below, I/we certify, under penalties of perjury, that the social security or taxpayer identification number provided in Section 1 is correct, that I am not subject to nor has the IRS notified me that I am subject to backup withholding, that I have been given a current prospectus, and if the account will have the PAC or Primerica Life/National Benefit Life Directed Investment Option, that I agree to the terms of the PAC Indemnification Agreement below.

I/we authorize PFS Shareholder Services (hereafter called company) to initiate debit entries, electronically, by means of check, draft or by any other commercially acceptable method, to my (our) checking account indicated by the attached check, for deposit to my Smith Barney account(s) and I authorize the depository named on the attached check (hereafter called depository) to debit the same to such account. This authority is to remain in full force and effect until company and depository have each received written notification from me (or either of us) of its termination in such time and in such manner as to afford company and depository a reasonable opportunity to act on it. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, depository shall be under no liability whatsoever, regardless of the consequences of such action. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Signature - Owner or Custodian	Date


Signature - Joint Owner	Date

Dont forget to sign this application

Please attach your voided check here if you have selected the PAC Option.











Smith Barney Additional New Account Options
This Form Must be Accompanied by a New Account Application

1. Account Information
Owner(s) name:				Owner(s) Social Security Number:
	___

2. Systematic Exchange
You may automatically exchange shares from certain Smith Barney Fund for shares in another Smith Barney Fund of the same class on a regular schedule. The accounts must have identical registrations. Exchange must be for a minimum of $50. You may incur an additional sales charge when moving shares from a fund with a lower charge to a fund with a higher charge. Please see the prospectus for details on possible tax consequences.
Frequency (select one):     Monthly   Quarterly
	Exchanged from: _________________________________________
							(Name of fund)
	Beginning on Month __________ Day __________ Year __________
	Exchange into the: ________________________________________
				(1-28)			(Name of fund)
	Amount to be exchanged each period:  o  $___________  or  o  Shares
	____________	Account No.: ____________________________________

3. Dividend and Capital Gain Distributions Option

__________________________________________________
	(Name)
__________________________________________________
	(Name)
__________________________________________________
	(Address)
__________________________________________________
	(City)	(State)	(Zip)

4. Systematic Withdrawal Plan (SWP)

You may automatically sell shares at net asset value from your Smith Barney account on a regular basis. You may designate either a set dollar amount or a set number of shares. To establish this service, your account must have a minimum value of $5,000 or $10,000 depending on the Fund. You may establish a SWP Distribution on a retirement plan account only if you have obtained the age of 59 1/2 and indicated whether you elected to have 10% Federal Income Tax withheld from your SWP Distributions. Please call Client Services at 1-800-544-5445 for further information. Should you need assistance in calculating your payment, please contact one of our Retirement Plan Specialists at 1-800-544-5445. Your SWP Distribution will start on the day indicated below. You may choose any day between
1-28. Your check will usually be mailed within two business days from the date your distribution is processed, but in no event later than seven days.
q  Yes, please withhold 10% Federal Income Tax
q  No, please do not withhold 10% Federal Income Tax
Frequency (select one):  q Monthly   q Quarterly   q Semi-Annually   q
Annually
Amount to be redeemed:
q $ ___________________      or     q shares ___________________________
From Fund # _____________________________________________________

Payment Method  Mail SWP check:
 To me (us for joint accounts) as identified on my/our account registration. To the following payee and address:
__________________________________________________
	(Name)
__________________________________________________
	(Name)
__________________________________________________
	(Address)
__________________________________________________
	(City)	(State)	(Zip)

 Begin SWP Distribution on: ____________/____________/____________
                                                           (Month)
(Day 1-28)              (Year)

5. Check Writing Privilege

Complete only if electing Check Writing Privilege.

This option is available for non-retirement plan accounts in the Smith Barney Money Fund (A Shares Only).
The payment of funds on the conditions set forth below is authorized by the signature(s) appearing below. If two (2) signatures appear, either signature authorizes payment of funds and each signatory guarantees the genuineness of the others signature.
The Fund is hereby appointed agent by the person(s) signing this card (Depositors) and as such agent is directed to request redemption of shares of the Fund registered in the name of such person(s) upon receipt of and to the amount of checks drawn upon this account and to deposit the proceeds of such redemptions in this account. In so acting the bank shall be liable only for its own negligence. Depositors will be subject to the Funds rules and regulations governing such accounts including the right of the Fund not to honor checks in amounts exceeding the value of the depositors shareholder account with the Fund at the time the check is presented for payment. Additionally, deposits made into your account cannot be withdrawn until they have cleared the Funds 15 calendar day escrow period. Please see the Prospectus for further details on the Smith Barney Check Writing Privilege.
Name (please print):		Fund:

Name (please print):		Account Number:

By signing this signature card the undersigned agree(s) to be subject to: 1) the conditions stated above, and 2) the current rules and regulations of the Smith Barney Money Fund and any amendments thereto.

	   (Signature)		            (Date)
(Signature)			      (Date)

18130	      4.97


	Part B


			    April 30, 1997

	SMITH BARNEY MONEY FUNDS, INC.
	388 Greenwich Street
	New York, New York 10013


	STATEMENT OF ADDITIONAL INFORMATION


	Smith Barney Money Funds, Inc. is a money market fund that invests in high quality money market instruments. The Fund seeks to provide:

	 Daily Income       Convenience        Daily Liquidity
	 Stability of Net Asset Value

	Shares of the Fund are currently offered in three Portfolios:

	 Cash Portfolio
	 Government Portfolio
	 Retirement Portfolio

	This Statement of Additional information is not a Prospectus. It is intended to provide more detailed information about Smith Barney Money Funds, Inc. (the "Fund") as well as matters already discussed in the Prospectus and therefore should be read in conjunction with the April 30, 1997 Prospectus which may be obtained from the Fund or a Smith Barney Financial Consultant.

	TABLE OF CONTENTS
	 Page Reference In:

	Statement of Additional
	Information


Directors and Officers		2
Investment Restrictions and Fundamental Policies		4
Computation of Yield		5
Valuation of Shares and Amortized Cost Valuation		6
IRA and Other Prototype Retirement Plan		7
The Management Agreement, Plan of Distribution and Other Services
	8
Voting Rights		9
Custodian, Transfer and Dividend Disbursing Agent		11
Independent Auditors		11
Financial Statements		11
Appendix - Securities Ratings		12


	DIRECTORS AND OFFICERS


*JESSICA BIBLIOWICZ, Director and President
Executive Vice President of Smith Barney Inc. ("Smith Barney"), President of thirty-nine investment companies associated with Smith Barney and Director of twelve investment companies associated with Smith Barney; Director and Chief Executive Officer of Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), prior to January, 1994, Director of Sales and Marketing of Prudential Mutual Funds; Prior to September, 1991, Assistant Portfolio Manager for Shearson Lehman Brothers; 37.

JOSEPH H. FLEISS, Director
Retired, 3849 Torrey Pines Blvd., Sarasota, Florida 34238. Director of ten investment companies associated with Smith Barney. Formerly, Senior Vice President of Citibank, Manager of Citibank's Bond Investment Portfolio and Money Management Desk and a Director of Citicorp Securities Co., Inc.; 79.

DONALD R. FOLEY, Director
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Director of ten investment companies associated with Smith Barney. Formerly, Vice President of Edwin Bird Wilson, Incorporated (advertising); 74.

PAUL HARDIN, Director
Interim President of University of Alabama at Birmingham; Professor of Law at the University of North Carolina at Chapel Hill, 12083 Morehead, Chapel Hill, NC 27514. Director of twelve investment companies associated with Smith Barney and a Director of The Summit Bancorporation. Formerly, Chancellor of the University of North Carolina at Chapel Hill; 65.

FRANCIS P. MARTIN, Director
Practicing physician, 2000 North Village Avenue, Rockville Centre, New York 11570. Director of ten investment companies associated with Smith Barney. Formerly, President of the Nassau Physicians' Fund, Inc.; 72.

*HEATH B. MCLENDON, Chairman of the Board and Chief Executive Officer Managing Director of Smith Barney; Director of forty-one investment companies associated with Smith Barney; President of the Manager; Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc.; Vice Chairman of Shearson Asset Management; 63.

RODERICK C. RASMUSSEN, Director
Investment Counselor, 81 Mountain Road, Verona, New Jersey 07044. Director of ten investment companies associated with Smith Barney. Formerly, Vice President of Dresdner and Company Inc. (investment counselors); 70.

JOHN P. TOOLAN, Director
Retired, 13 Chadwell Place, Morristown, New Jersey, 07960. Director of ten investment companies associated with Smith Barney. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 66.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney; Senior Vice President and Treasurer of forty-one investment companies associated with Smith Barney, and Director and Senior Vice President of the Manager; 39.


*Designates an "interested person" as defined in the Investment Company Act of 1940 whose business address is 388 Greenwich Street, New York, NY 10013.
Such person is not separately compensated as a Fund officer or director.



*PHYLLIS M. ZAHORODNY, Vice President and Investment Officer
Managing Director of Smith Barney. Prior to August, 1993, Managing Director and Portfolio Manager of Shearson Lehman Brothers Inc.; 39.

*MARTIN R. HANLEY, Investment Officer
Vice President of Smith Barney. Prior to August, 1993, Vice President and Senior Trader of Shearson Lehman Brothers; 31.

*IRVING DAVID, Controller and Assistant Secretary
Vice President of Smith Barney and the Manager , Controller of 2 investment companies associated with Smith Barney. Prior to March, 1994, Assistant Treasurer of First Investment Management Company; 36.

*CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney and Secretary of forty-one investment companies associated with Smith Barney; Secretary and General Counsel of the Manager; 46.
    __________________
* Designates an "interested person" as defined in the Investment Company Act of 1940 whose business address is 388 Greenwich Street, New York, NY 10013. Such person is not separately compensated as a Fund officer or director.

	On April 12, 1997, directors and officers owned in the aggregate less than 1% of the outstanding securities of each Portfolio.


	 The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.

COMPENSATION TABLE


									     Total
					   Pension or
Compensation		  Number of
						  Retirement 		    from
Fund		   Funds for
			   Aggregate		Benefits Accrued
and Fund 		Which Director
			Compensation		    as part of
Complex		 Serves Within
Name of Person			   from Fund      		  Fund Expenses
		Paid to Directors		 Fund Complex
Jessica Bibliowicz()        	 $      0	             $0		         0		     12
Joseph H. Fleiss		31,902.00*	0		58,300.00	     10
Donald R. Foley		31,902.00*	0		58,300.00	     10
Paul Hardin		31,902.00	0		 73,850.00	     12
Francis P. Martin		31,902.00**	0		58,300.00	     10
Heath B. McLendon()	       0	0			0		     41
Roderick C. Rasmussen	31,902.00	0		  58,300.00	     10
John P. Toolan		31,902.00**	0		 58,300.00	      10
C. Richard Youngdahl	31,902.00	0		 58,300.00	      10

 Designates an interested director.
Effective January 1, 1997, Mr. Youngdahl elected to become a Director Emeritus.* $14,953 of the Director's Compensation has been Deferred **All of the Director's Compensation has been Deferred


	Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.



	INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

	The Fund has adopted the following restrictions and fundamental policies that cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of each Portfolio affected by the change, as defined in the Investment Company Act of 1940 (the "Act") and in accordance with Rule 18f-2 thereunder (see "Voting Rights").

(1) No Portfolio may borrow money except from banks for temporary purposes in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. This restriction shall not be deemed to prohibit the Government Portfolio from entering into reverse repurchase agreements so long as not more than 33 1/3% of the Portfolio's total assets are subject to such agreements, nor will it be deemed to prohibit the Fund from obtaining letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance; (2) The Cash Portfolio and the Retirement Portfolio each may not with respect to 75% of its assets invest more than 5% of its assets in the securities of any one issuer, except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or U.S. bank obligations; (3) Neither the Cash Portfolio nor the Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and each reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies of instrumentalities; (4) No Portfolio may sell securities short; (5) No Portfolio may write or purchase put or call options; (6) No Portfolio may purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities; (7) No Portfolio may purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests; (8) No Portfolio may make loans to others (except through the purchase of debt obligations referred to under "Investment Objectives and Policies" in the Prospectus), except that the Fund may purchase and simultaneously resell for later delivery, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; provided, however, that the Fund will not enter into such a repurchase agreement on behalf of a Portfolio if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days; (9) No Portfolio may invest in companies for the purpose of exercising control; and
(10) No Portfolio may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

	Notwithstanding any of the foregoing investment restrictions, each of the Cash Portfolio, the Government Portfolio and the Retirement Portfolio may invest up to 100% of its assets in U.S. Government Obligations.

	If a Portfolio adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing policies.

	Though the Fund has never entered into reverse repurchase agreements and does not currently intend to commit more than 5% of its net assets to such agreements, the Government Portfolio's fundamental policies permit it to invest 1/3 of its total assets in reverse repurchase agreements and to enter into reverse repurchase agreements with broker/dealers and other financial institutions including the Fund's custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are only advantageous if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The Fund's custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.

	The investment policies of the Cash Portfolio and the Retirement Portfolio permit each Portfolio to invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each of these Portfolios currently intends to limit to 10% of its total assets investment in fixed time deposits with a maturity of from two business to seven calendar days and will invest only if, when combined with other illiquid assets of the Portfolio, not more than 10% of its assets would be invested in all such instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

	The Articles of Incorporation of the Fund permit the Board of Directors to establish additional Portfolios of the Fund from time to time. The investment restrictions applicable to any such additional Portfolio would be established by the Board of Directors at the time such Portfolio were established and may differ from those set forth above. In the event of the liquidation or dissolution of a Portfolio or of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio and a proportionate distribution of any general assets not belonging to any particular Portfolio that are available for distribution based upon the relative net assets of the respective Portfolios.


COMPUTATION OF YIELD

	For the seven-day period ended December 31, 1996 the yield for the Cash Portfolio was 4.90% (the effective yield was 5.02%) for Class A and Class C shares and 5.01% (the effective yield was 5.12%) for the Class Y shares with an average dollar-weighted portfolio maturity of 77 days; the yield for the Government Portfolio was 4.83% (the effective yield was 4.93%) for the Class A and Class C shares and 4.93% (the effective yield was 5.03%) for the Class Y shares with an average dollar-weighted maturity of 66 days; and the yield for the Retirement Portfolio was 4.81% (the effective yield was 4.92%) with an average dollar-weighted portfolio maturity of 50 days. The Fund quotes current yield of each Portfolio and class by dividing the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. (Net change in account value being the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation.) In addition, for each Portfolio and class the Fund may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Fund also quotes for each Portfolio and class the average dollar-weighted portfolio maturity for the corresponding seven-day period.

	Although principal is not insured, it is not expected that the net asset value of each Portfolio's shares will fluctuate because the Fund uses the amortized cost method of valuation.
(See "Valuation of Shares" in the Prospectus and below.) The investor should remember that yield is a function of the type, quality and maturity of the instruments in a Portfolio, and the Portfolio's operating expenses. While current yield information may be useful, investors should realize that each Portfolio's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.

	VALUATION OF SHARES AND AMORTIZED COST VALUATION

The Prospectus states that net asset value will be determined on any day the New York Stock Exchange is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund uses the "amortized cost method" for valuing portfolio securities pursuant to a rule under the Act. The amortized cost method of valuation of the Fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yields to investors in the Fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities.
 For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less
(more) investment income.

The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the Fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the Fund's price per share to change from $1.00.

	IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.



IRA, Rollover IRA, and Simplified Employee Pension - IRA

   	The Small Business Job Protection Act of 1966 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	If you or your spouse is an active participant in an employer-sponsored retirement plan, a deduction for contributions to an IRA might still be allowed in full or in part, depending on your combined adjusted gross income. For married couples filing jointly, a full deduction for contributions to an IRA will be allowed where the couples' adjusted gross income is below $40,001 ($25,001 for an unmarried individual); a partial deduction will be allowed where adjusted gross income is between $40,001-50,000 ($25,001-35,000 for an unmarried individual); and no deduction when adjusted gross income is $50,000 or more ($35,000 for an unmarried individual). Shareholders should consult their tax advisors concerning the effects of the Tax Reform Act on the deductibility of their IRA contributions.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee
Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation.


Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).


	THE MANAGEMENT AGREEMENT, PLAN OF DISTRIBUTION AND OTHER
	SERVICES

Manager

	 Smith Barney Mutual Funds Management Inc. (the "Manager") manages the day to day operations of each Portfolio pursuant to management agreements entered into by the Fund on behalf of each Portfolio. Under the management agreements, the Manager offers each Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each Portfolio. It also furnishes each Portfolio with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Fund.

	For the years 1994, 1995 and 1996, the management fee for the Cash Portfolio was $20,507,822, $85,620,015 and $103,013,084,
respectively; for the years 1994, 1995 and 1996 the management fee for the Government Portfolio was $4,378,067, $17,222,206 and $18,688,740, respectively, and for the years 1994, 1995 and 1996 the management fee for the Retirement Portfolio was $5,058,146, $5,043,576 and $5,588,496 respectively.

	Each Portfolio's management agreement, which was approved by its shareholders on September 16, 1994 and became effective on November 21, 1994, provides for daily compensation of the Manager at the following annual rate: (1) Cash Portfolio - 0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion; (2) Government Portfolio - 0.45% on the first $2.5 billion of the Portfolio's net assets, 0.40% on the next $2.5 billion and 0.35% on net assets in excess of $5 billion; and (c) Retirement Portfolio - 0.45% on the first $1 billion of the Portfolio's net assets, 0.40% on the next $1 billion and 0.35% on net assets in excess of $2 billion.

	Each Portfolio's management agreement further provides that all other expenses not specifically assumed by the Manager under each management agreement are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Fund) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Fund's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Fund's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each Portfolio; the management fee and general corporate expenses are allocated on the basis of relative net assets. No sales or promotion expenses are incurred by the Fund, but expenses incurred in complying with laws regulating the issue or sale of the Fund's shares are not deemed sales or promotion expenses.

	The Manager has agreed that if in any fiscal year the total expenses of any Portfolio, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses exceed 0.7% of the average daily net assets for that fiscal year of the Portfolio, the Manager will reduce its fee to the extent of such excess. The 0.7% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then current prospectus.

	Each Portfolio's management agreement will continue in effect if specifically approved annually by a majority of the directors of the Fund, including a majority of the directors who are not parties to such contract or "interested persons" of any such party. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such Portfolio as defined in the Act and Rules thereunder which is discussed below under "Voting Rights."

	Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.





Plan of Distribution

	The Fund has adopted for each Portfolio a plan of distribution pursuant to Rule 12b-1 under the Act (the "Plan") under which a service fee is paid by each of Class A and Class C to Smith Barney for shares of the Portfolios attributable to Smith Barney at an annual rate of 0.10% of such Class A shares' average daily net assets. See "Distributor" in the Prospectus. In addition, the Plan provides for a service fee to be paid to PFS Distributors, Inc. by each Class A share attributable to PFS Distributors, Inc. at an annual rate of 0.10% of such Class A shares average daily net assets.

Brokerage

	The Manager places orders for the purchase and sale of securities for the portfolios of the Fund. All of the Fund's portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by Smith Barney.


VOTING RIGHTS

	As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

	Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each Portfolio or class affected by the matter.
 Rule 18f-2 further provides that a Portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio or class in a matter are identical or that the matter does not affect any interest of the Portfolio or class. Under the Rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding voting securities of the Portfolio affected by the matter. The Rule, however, also provides that the ratification of independent public accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Fund shares voting without regard to Portfolio.

	As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) are represented at the meeting in person or by proxy.


	Following are the names, addresses and percent of ownership of each person who owns of record or is known by the Fund to own of record of beneficially 5% or more of any Class of the Cash Portfolio as of April 11, 1997: Frontier Trust Company as TTEE, Reynolds Brothers Inc. 1000 Airport Rd. Lakewood, NJ 08701, owned of record 289,082.27 shares (13.53%) of the Class C shares; Frontier Trust Company as TTEE, DAS-CO of Idaho Inc. 401(K) Plan, 411 East Karcher Rd., Nampa, ID 83687 owned of record 244,901.96 shares (11.46%) of the outstanding Class C shares; Frontier Trust Company as TTEE, United Mizrahi 401(K) and Profit Sharing Plan,
611 Wilshire Blvd. Ste 700, Los Angeles, CA 90017 owned of record 176,335.16 shares (8.25%) of the outstanding Class C shares, Frontier Trust Company As TTEE, Napolean Spring Works Inc., Attn. Patrick Glynn, RT 60 South, Archbold OH 43502 owned of record 148,492.300 shares (6.95%) of the outstanding Class C shares, Frontier Trust Company as TTEE, Truck & Trailer Parts Inc., Attn. Guy Comparetta, 4145 Bonsal Road, PO Box 975, Conley, GA 30027 owned of record 115,200.706 shares (5.38%) of the outstanding
Class C shares, Corestates Bank NA NDTA, Taxable Account, Att. Chas. Mercado/Joe Alteri, PO Box 7829, Philadelphia, PA 19101-7829 owned of record 19,776,290.65 shares (18.96%) of the outstanding Class Y shares, SB Corp Trust Co., T/F Nine West Group Inc.
Defined Benefit Pension Plan, Money Market Account, 201 N. Walnut St., STE 905. Wilmington, DE 19801-3999 owned of record 13,618,679.55 shares (13.05%) of the outstanding Class Y shares, Samuel Earl Upchurch Jr., Regions Financial Corp., PO Box 10247, Birmingham, AL 35202-0247 owned of record 10,072,189.56 shares (9.65%) of the outstanding Class Y shares, Cogen Tech Financial Ser. LP, Attn: Dick Lydecker, 1600 Smith St, Ste 4300, Houston, TX 77002-7348 owned of record 10,000,000 shares (9.58%) of the outstanding Class Y shares, Corestates Bank NA, ANDTA IRA Account,
Att: Chas. Mercado/Joe Alteri, PO Box 7829, Philadelphia, PA 19101-7829 owned or record 9,945,852.71 shares (9.53%) of the outstanding Class Y shares, Jay Norton Zidell TTEE, FBO Jay Norton Zidell Trust, U/A/D 11/1/91, 6900 SE Riverside Dr, #27, Vancouver, WA 98664-1600 owned of record 9,430,139.43 shares (9.04%) of the outstanding Class Y shares, Vincent J. Bruno, 2854 Shook Hill Circle, Birmingham AL 35223-2600 owned of record 6,388,130.83 shares (6.12%) of the outstanding Class Y shares, Rooke Corp., D/B/A Aviation Equipment Inc., Attn.: Jim Shaw-V.P. /CFO, 7230 Fulton Avenue, North Hollywood, CA 91605-4110 owned or record 6,021,786.95 shares (5.77%) of the outstanding Class Y shares, Daniel M. Johnston, Smith Barney Inc., IRA Custodian, North Road
PO Box 296, Tully, NY 13159-0296 owned or record 5,644.06 shares (100%) of the outstanding Class Z shares of the Cash Portfolio..

	Following are the names, addresses and percent ownership of each person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any Class of the Government Portfolio as of April 11, 1997: Jerry L. Calkins, Smith Barney Inc. Rollover Custodian, 8694 W. 101 Street, Overland Park, KS 66212-3416 owned of record 148,147.98 shares (18.14%) of the outstanding Class C shares; Daniel K. Silva, 415 Monticello Rd., San Rafael, CA 94903-3315 owned of record 148,078.77 shares (18.13%) of the outstanding Class C shares; Mercedes Beltran Maso, Mercedes Hearn, Cesar A Maso & Rosa F Maso, 7327 Pocahontas Ave, Tampa FL 33634-4700 owned of record 54,887.92 shares (6.72%) of the outstanding Class C shares; Frontier Trust Company As TTEE DANY/Leisure Life Industries Inc., Attn: Carolyn Clark, 1930 North Jackson, Athens TN 37303 owned of record 47,684.28 shares (5.83%) of the outstanding Class C shares; Frontier Trust Company As TTEE, FBO Migration Software, Attn: Mary McFarland, 2107 N First St.,
STE 600, San Jose CA 95131 owned of record 45,118.37 shares
(5.52%) of the outstanding Class C shares; William M. Haber, 54 Wilton RD, Westport CT 06880-3108 owned of record 5,184,888.29 shares (33.73) of the outstanding Class Y shares, Helen Kimmel, 445 Park Ave, Suite 2100, New York, NY 10022-2606 owned of record 3,517,580.13 shares (22.88%) of the outstanding Class Y shares and CSEA Employee Benefit Fund, A non-profit organization, attn.: Karl Bellinger/ Director of Internal Operations, 1 Lear Jet Lane, Suite #1, Latham NY 12110-2392 owned of record 2,747,212.17 shares (17.87%) of the outstanding Class Y shares, James E. Smith and Jeralyn K. Talcott JTWROS, Main Account 2525 Trumble Creek Rd., Kalispell MT 59901-6715 owned of record 2,066,095.45 shares (13.44%) of the outstanding Class Y shares, Frederick Wiesman Company Attn: Michael P Chura, Malcolm George Smith, 1875 Century Park East #1790, Los Angeles, CA 90067-2518 owned or record 1,348,997.66 shares (8.77%) of the outstanding Class Y shares, Citibank NA Trustee, Smith Barney Harris Upham & Co. Inc., 401 K Savings Plan, 111 Wall Street, 20th Floor, Attn.: N. Kronenberg, New York, NY 10043 owned of record 49,362,330.12 shares (100%) of the outstanding Class Z shares of the Government Portfolio. .


	CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

	PNC Bank, National Association, a national banking association with offices at 17th and Chestnut Streets, Philadelphia, Pennsylvania, (the "Custodian"), serves as custodian of the Fund's investments. First First Data Investor Services
Group, Inc., Exchange Place, Boston, Massachusetts 02109, serves as the Fund's dividend disbursing and transfer agent.


	INDEPENDENT AUDITORS

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, have been selected as independent auditors for the Fund for its fiscal year ending December 31, 1997 to examine and report on their examination of the financial statements and financial highlights of the Fund.

	FINANCIAL STATEMENTS

	The following financial information is hereby incorporated by reference to the Fund's 1996 Annual Report to Shareholders, a copy of which is furnished with this Statement of Additional information:

		Pages in
		Annual Report

Statements of Assets and Liabilities	17
Statements of Operations  	18
Statement of Changes in Net Assets 	19-21
Notes to Financial Statements	22-25
Financial Highlights 		26-28
Independent Auditors' Report 	29







	APPENDIX - SECURITIES RATINGS



 BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
 While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Rating Group

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

	L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

	 - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

	* - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

	NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Investors Service, Inc.

	AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

	AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

	Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

	NR - Indicates that Fitch does not rate the specific issue.

	Conditional - A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

	Suspended - A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

	Withdrawn - A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

	FitchAlert - Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

	Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
 Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.





Standard & Poor's Ratings Group

	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

IBCA Limited or its affiliate, IBCA Inc.

	A-1+ - This designation indicates the highest capacity for timely repayment.

Fitch Investors Service, Inc.

	F-1+ - Indicates the strongest degree of assurance for timely payment.

Duff & Phelps Inc.

	Duff 1+ - Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

The Thompson BankWatch ("TBW")

	TBW-1 - Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.



     	In compliance with Rule 2a-7 under the Act, the Cash Portfolio and Retirement Portfolio each will not purchase any securities, other than obligations of the U.S. Government or its agencies and instrumentalities, if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer. The Fund's fundamental policy would give each such Portfolio the ability to invest, with respect to 25% of the Portfolio's assets,more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.



	PART C - OTHER INFORMATION



Item 24.	Financial Statement and Exhibits

	(a)	Financial Statements
		   Location in:
	Part A		Part B
			Annual Report



	Statements of Assets and Liabilities	-	*

	Statements of Operations	-		*

	Statements of Changes in Net Assets	-		*

	Notes to Financial Statements	-		*




   * The Registrant's Annual Reports for the fiscal year ended December 31,
1996 and the 	Reports of Independent Accountants dated February 5, 1997 are
incorporated by 	reference to the N-30D filed on February 18, 1997 as
Accession # 0000091155-97-	000081.

	All other statements and schedules are omitted because they are not applicable or the required information will be shown in the financial statements or notes thereto.

			(b)	Exhibits

			(1)	(a)	Articles Supplementary to the Articles of Incorporation
dated November 7, 1985, January 30, 1984, August 12, 1980
and May 8, 1980 are incorporated by reference to Exhibits
(a) through (d) to Post-Effective Amendment No. 32.

				(b)	Articles Supplementary to the Articles of Incorporation
dated December 5, 1990 and Articles of Amendment dated
April 19, 1991 are incorporated by reference to Exhibit
1(b) and (c) to Post-Effective Amendment No. 35.

				(c)	Articles of Amendment to the Articles of Incorporation
dated October
	28,1992 and Articles Supplementary to the Articles of Incorporation
				dated 	December 8, 1992 are incorporated by reference to Exhibit
1(c) 					and (d) to Post-Effective Amendment No. 41.


			(2)	Bylaws are incorporated by reference to Exhibit 2 to Post-
Effective Amendment No. 32.

			(3)	Not applicable.

			(4)	Specimen Stock Certificates for the Cash Portfolio, Government
Portfolio and Retirement Portfolio are incorporated by
reference to Exhibits 4(a) through (c) to Post-Effective
Amendment No. 32

			(5)	(a)	Management Agreement - U.S. Treasury Portfolio is
incorporated by reference to Exhibit 5(a) to Post-
Effective Amendment No. 34.

				(b)	Management Agreement for the Cash Portfolio is
incorporated by reference to Exhibit 5(b) to Post-
Effective Amendment No. 44.

				(c)	Management Agreement for the Government Portfolio is
incorporated by reference to Exhibit 5(c) to Post-
Effective Amendment No. 44.

				(d)	Management Agreement for the Retirement Portfolio is
incorporated by reference to Exhibit 5(d) to Post-
Effective Amendment No. 44..

			(6)	Underwriting Agreement is incorporated by reference to Exhibit
6 to Post-Effective Amendment No. 32.

			(7)	Not applicable.

			(8)	Custodian Agreement is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 32.

			(9)	Form of Transfer Agency Agreement (filed herewith).

		(10)	Previously Filed

		(11)	(i)   Auditors' Report (see the Annual Report to Shareholders
which is incorporated by reference in the Statement of
Additional Information)

				(ii)  Auditors' Consent (filed herewith)

		(12)	Previously Filed.

		(13)	Not applicable.

		(14)	Previously Filed.

		(15)	(a) Plan of Distribution Pursuant to Rule 12b-1 for the Cash
Portfolio is incorporated by reference to Exhibit 15(a) to
Post-Effective Amendment No. 44..

				(b) Plan of Distribution Pursuant to Rule 12b-1 for the
Government Portfolio 				is
incorporated by reference to Exhibit 15(b) to Post-Effective Amendment
		No. 44..

				(c) Plan of Distribution Pursuant to Rule 12b-1 for the
Retirement Portfolio is incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 42.

		(16)	Schedule of 7 Day Yield Computation is incorporated by
reference to Exhibit 				16 to
	Post-Effective Amendment No. 29.

		(17)	Financial Data Schedule (filed herewith)

	(18)	Plan 3 pursuant to Rule 18f-3 is incorporated by
reference to Exhibit 			18 to
	Post-Effective Amendment No. 47.

Item 25.	Persons Controlled by or under Common Control with Registrant

		(None)



Item 26.	Number of Holders of Securities	Number of Recordholders on
		Title of Class		April 11, 1997

		Cash Portfolio		  2,260,816
		Government Portfolio	221,662
		Retirement Portfolio		156,224
		Treasury Portfolio	      0

Item 27.	Indemnification

		Reference is made to Article SEVENTH of Registrant's Articles of Incorporation for a complete statement of its terms.

		Subparagraph (9) of Article SEVENTH provides: "Anything herein contained to the contrary notwithstanding, no officer or director of the corporation shall be indemnified for any liability to the registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

		Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Mutual Funds Management Inc. (Registrant's
Manager) and affiliated investment companies.


Item 28.	Business and other Connections of Investment Adviser

	Information as to the Directors and Officers of Smith Barney Mutual Funds Management Inc. is included in its Form ADV (File No. 801-8314), filed
with the 	Commission, which is incorporated herein
by reference thereto.


Item 29.	Principal Underwriters

	(a) Smith Barney Inc. ("Smith Barney") also acts as principal underwriter for Travelers Series Fund Inc., Smith Barney World
Funds, Inc., Smith Barney Municipal Money Market Fund, Inc., Smith Barney Muni Funds, Smith Barney Funds, Inc., Smith Barney Variable Account Funds; The Inefficient-Market Fund, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Investment Trust, Smith Barney Municipal Fund, Inc., High Income Opportunity Fund
Inc., Smith Barney Adjustable Rate Government Income Fund, Smith Barney Equity Funds, Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund Inc., Smith Barney Massachusetts Municipals Fund, Zenix Income Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney Principal Return Fund, Municipal High Income Fund Inc., The Trust for TRAK Investments, Smith Barney Series Fund, Smith Barney Concert Allocation Series Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Fundamental Value Fund Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Natural Resources Fund Inc., Smith Barney Investment Funds Inc., The Italy Fund Inc., Smith Barney Telecommunications Trust, Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Managed High Income Portfolio Inc., Greenwich Street California Municipal Fund Inc. and Greenwich Street Municipal Fund Inc.

	(b) The information required by this Item 29 with respect to each director and officer of Smith Barney is incorporated by reference to Schedule A of Form BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177)

		(c) not applicable


Item 30.Location of Accounts and Records

	PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania
	19103, and First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109, will maintain the custodian and the shareholders servicing agent records, respectively required by Section
31(a).

	All other records required by Section 31(a) are maintained at the offices of the Registrant at 388 Greenwich Street, New York, New York 10013 (and preserved for the periods specified by Rule 31a-2).


Item 31.Management Services

	Not applicable.

Item 32.Undertakings

	(a) Not applicable

	(b) Not applicable

	(c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.






	SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York, and State of New York on the 23rd day of April 1997.

	SMITH BARNEY MONEY FUNDS, INC.


		BY/s/ Heath B. McLendon
		Heath B. McLendon
	Chairman of the Board and
	Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title			Date

/s/ Heath B. McLendon      		Chairman of the Board	April 23, 1997
 (Heath B. McLendon)			and Chief Executive Officer


/s/ Jessica Bibliowicz		President			April 22, 1997
(Jessica Bibliowicz)


Joseph H. Fleiss*          		Director				April 23, 1997
(Joseph H. Fleiss)


Donald R. Foley*          		Director				April 23, 1997
(Donald R. Foley)


                                 		Director				April      , 1997
(Paul Hardin)


Francis P. Martin*         		Director				April 23, 1997
(Francis P. Martin)


Roderick C. Rasmussen*  		Director				April 23, 1997
(Roderick C. Rasmussen)


John P. Toolan*             		Director				April 23, 1997
(John P. Toolan)



/s/ Lewis E. Daidone        		Treasurer and Principal
	April 22, 1997
(Lewis E. Daidone)		Financial Officer


*By: /s/ Christina T. Sydor
	April 23, 1997
   Christina T. Sydor
   Pursuant to Power of Attorney





	EXHIBIT INDEX


Exhibit No.	Exhibit	Page No.
8(ii)				Form of Transfer Agency Agreement

(11)	(ii)	Auditor's Consent

(17)	Financial Data Schedule